UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-07739

                                         Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                    Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Owen T. Meacham

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                    New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 435-8105

Date of fiscal year end: 10/31

Date of reporting period: 04/30/2014

Item 1. Reports to Stockholders.

HARDING
LOEVNER

Semi-Annual Commentary

April 30, 2014

Harding, Loevner Funds, Inc.

About the Adviser

Harding Loevner Funds

Global equity investing for institutions is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers five distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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Harding, Loevner Funds, Inc. c/o Northern Trust Attn: Funds Center C5S 801 South Canal Street Chicago, IL 60607 Phone: (877) 435-8105 Fax: (312) 267-3657 www.HardingLoevnerFunds.com	Must be preceded or accompanied by a current Prospectus. Quasar Distributors, LLC, Distributor

Global Equity Portfolio

Portfolio Managers

from left: Peter Baughan, CFA Co-Lead Portfolio Manager Ferrill Roll, CFA Co-Lead Portfolio Manager Alexander Walsh, CFA Portfolio Manager

Performance Summary

The Global Equity Portfolio – Institutional Class rose 4.68% and the Advisor Class gained 4.54% (net of fees and expenses) in the six-month period ended April 30, 2014. The Portfolio’s benchmark, the MSCI All Country World Index, rose 5.28% (net of source taxes).

Market Review

Thanks to solid gains in the US and in Europe, equity markets delivered positive returns in the six months ended April 30, 2014, despite the declines experienced by Japanese and Emerging Market (EM) stocks. In doing so, markets had to overcome a sharp correction in January sparked by anxieties in a number of EMs and a tempering of optimism about the economic recovery in the US, Europe, and Japan. A second, less severe correction occurred in March, with Russia’s move to annex Crimea causing investors to rethink their risk appetites in an interconnected world at the same time as US economic statistics were reflecting the effects (however temporary) of a harsh and long-lasting winter.

Europe led global markets, with Energy, Financials, and Utilities performing well. The peripheral European Monetary Union (EMU) markets of Italy, Ireland, Spain, and Portugal posted double-digit returns in US dollars, with Greece (now classified as an EM) managing to issue its first new bonds to the private market in over three years. Banks on the continent continue to slowly rebuild their capital through retained earnings and some equity issuance, and a number of banks took large write-downs to clear the decks of accumulated losses, with markets reacting well to the recognition of the reality that this implied. Cutting across sectors, companies with significant revenue exposure to troubled developing economies often lagged, with a number of multinational companies warning of currency translation effects hampering their earnings.

In the US, market and media pundits not crowing over the teething problems of ObamaCare’s launch were focused on incoming US Federal Reserve Chair Janet Yellen’s first public appearances, in the hope of reading the tea leaves on any change of course in US monetary policy. As usual, they were disappointed. Apart from wobbles on delivery, there was no change signaled: US interest rates will remain lower for longer than in most recoveries, but—at some indeterminate pace—the Fed intends to continue withdrawing its extraordinary monetary stimulus. But that day was not hastened by any economic data in the first calendar quarter, with the severe and long-lasting winter weather dampening economic activity for the moment, giving the more deflation-minded bond investors something to cheer about. Long-term bond yields fell in the period, causing bonds to outperform stocks. The slower pace of recovery and falling inflation pressures, while hampering the revenue growth of most businesses, offered space for those companies with very high growth to be all the more hotly sought after by optimistic, momentum-following investors—at least until a correction when spring arrived, as biotechnology and internet-related companies, among other high-growers, saw their shares decline in favor of the discounted shares of EM and cyclical businesses. Overall, the US market return was just slightly behind that of Europe ex-EMU and the euro zone, and well ahead of the Index.

Japanese stocks declined in the half year, with investors wary of the negative effects of the impending consumption tax hike, and skeptical about the further impetus of Prime Minister Shinzo Abe’s “Three Arrows” program. Financials, specifically real estate, stocks performed poorly, even as inflation “surprises” accelerated with no likelihood of a policy reversal. The yen, perversely, strengthened versus the dollar, against the desires of Mr. Abe and in spite of the prior “success” in generating a bit of inflation. Strong performance in Australia kept Pacific ex-Japan markets in positive territory, though Hong Kong and Singapore suffered from their linkages to the mainland Chinese economy and its shrinking trade and capital flows.

The largest EMs continued to struggle, with three out of the five “BRICS” (Brazil, Russia, India, China) suffering declines in the period. Chinese stocks reacted to slowing growth, while Brazil declined on related commodity export worries and in reaction to government meddling in the economy. Russian stocks fell hard, down 23% in US dollar terms, on fears that its intervention in Ukraine threatens both its economic growth and its attractiveness to overseas investment. Turkey also suffered from continuing turmoil in its markets and currency ahead of its August elections, which are seen as a referendum on the policies and personal conduct of Prime Minister Recep Tayyip Erdogan. In contrast, India began rebounding with the appointment of Raghuram Rajan as governor of the Reserve Bank of India. Rajan, who hails from the faculty of the University of Chica-go, has wasted little time in tackling both the weakness of the rupee and stubborn inflation with creative measures and strong rhetoric.

The best-performing sectors in the period were Health Care, Utilities, Information Technology (IT), and Energy—the latter reflecting the threats to supply from both Western sanctions against Russia and further government expropriation elsewhere (as seen in Egypt). Both Health Care and IT benefited from having a large share of the fastest-growing companies globally, as well as a large revenue exposure to the US, which seemed the least undesirable home for business in a world filled with rising threats. In contrast, Consumer Discretionary and Telecom Services were the worst performers.

Style effects were a factor, with “value” indices outperforming “growth” indices in many markets in Europe and especially in the US, where the effect was significant. Quality effects, however, were very slight. Currency played little role in developed market returns, and although the movement in EM currencies was large in some cases, there were offsetting changes in both directions.

Performance Attribution

While our sector emphasis had neutral effects, the Portfolio suffered from poor stock selection in the Consumer sectors, including Coach, which continues to struggle with competition, and Unicharm, hampered by over-optimistic growth expectations in China, as well as in IT, where eBay, Informatica, and Keyence each lagged the broader sector index. These were partially offset by good stocks that included Botox producer Allergan, which rose on a takeover bid from Valeant; Shire, which benefited from

Institutional Class HLMVX

Advisor Class HLMGX

Performance
Average Annualized Total Returns (%)
at March 31, 2014							at April 30, 2014

	Inception Date	1 year	3 years	5 years	10 years	Since Inception*	1 year	3 years	5 years	10 years	Since Inception*
Global Equity Portfolio – Inst. Class	11/3/09	15.15	8.52	–	–	10.85	13.59	6.91	–	–	10.66

Global Equity Portfolio – Advisor Class	12/1/96	14.80	8.24	17.09	7.97	6.67	13.29	6.61	14.75	8.34	6.64

MSCI All Country World Index†		16.58	8.56	17.81	6.97	11.20	14.42	7.45	15.43	7.33	11.22

*The since inception return of the MSCI All Country World Index is since 11/3/09; †The inception date of the Index is 1/1/01.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. The Portfolio imposes a 2% redemption fee on shares held 90 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

heightened mergers and acquisitions (M&A) interest in specialty pharmaceuticals; and Wells Fargo and Lazard within Financials, the latter buoyed by the surge in merger activity, where it has enjoyed a premier advisory role.

Viewed geographically, the Portfolio gained modestly from its strong emphasis on US companies and its lighter holdings of EM companies. That benefit was lost, however, by poor stocks in Europe, both within the euro zone and ex-EMU, where IT holdings Dassault Systemes and ARM Holdings were laggards, and Standard Chartered also trailed, echoing the travails of the EMs where it operates. Good performance from US holdings partially offset that European drag, led by, but not limited to, the gain from Allergan mentioned above.

Perspectives

EM shares were particularly volatile in recent months because ugly and unpredictable events occurred in multiple, unrelated locales. Most of these events reinforce the widely held bias that EM stocks ought to trade at discounted valuations relative to developed market stocks because the former have weaker institutions and greater variability of quality of governance. By adding to natural fears of investors, this bias also creates opportunities for those with a long-

Fund Facts at April 30, 2014
Total Net Assets		$740.9 M
Sales Charge		None
Number of Holdings		68
Turnover (5 Yr. Average)		29%
Redemption Fee		2% first 90 days
Dividend Policy		Annual
	Institutional Class	Advisor Class
Ticker	HLMVX	HLMGX
CUSIP	412295602	412295206
Inception Date	11/3/2009	12/1/1996
Minimum Investment*	$100,000	$5,000
Net Expense Ratio	0.95%†	1.22%
Gross Expense Ratio	0.96%	1.22%

*Lower minimums available through certain brokerage firms. †Shown net of Harding Loevner’s contractual agreement, through February 28, 2015, to waive its management fee to the extent necessary to cap the Portfolio’s total operating expenses. The Net Expense Ratio and the Gross Expense Ratio are as of the Prospectus, dated February 28, 2014.

term perspective by affording the potential for higher expected returns through the mechanism of lower stock prices, assuming all other considerations are unchanged.

The Russian aggression in Crimea and toward Ukraine has been characterized as an EM problem, but we view it more as a developed-world issue. For all the correlated share price movements, Brazil and India, for example, aren’t directly affected by the crisis in Ukraine, except in the minds of investors. But a resurgence of Russian aggression and international intimidation has a lot of implications for Germany and indeed all of Western Europe, which depends on Russia for a significant portion of its energy needs (a key pillar of our investment thesis on Gazprom). The fragility of the global economic recovery has just ratcheted up a couple of notches, it seems to us. The recovery remains dependent on ever-widening free trade and decreasingly fettered movement of capital, but we may be witnessing the potential beginnings of a reversal of those long-term trends. It bears careful attention, especially as many of our Portfolio holdings are long-term enablers and beneficiaries of those trends.

In our opinion, nowhere are the potential returns for long-term investors—that is, the discount rates implied by current prices—higher than for EM Financials. Within developed markets and especially in the euro zone, we’ve avoided Financials with a higher risk of—and priced for—bankruptcy or the stagnation of capital-constrained slow healing. However, it is precisely those banks’ share prices that have bounced dramatically over the past couple of years as bankruptcy or distressed recapitalization has been taken off the table by central bank actions. Yet these banks are not growing their businesses, and we see little prospect of them doing so. We’ve chosen to stick with banks that are substantially higher in quality (in terms of measureable profitability and riskiness) and have grown substantially faster than the average Financials firm, based on our proprietary quality-growth rankings. Our Financials, like our holdings in other sectors, have earned their higher returns on capital—in this case cash flow return on equity (CFROE)—with significantly lower volatility or cyclicality through time than the average company in its sector.

Variability of CFROE
HL Global Equity Financials Holdings	4.2%
All Financials	6.5%

Source: HOLT database, as of May 5, 2014.

Based upon the historical CFROE of Financials holdings within the Global Equity Portfolio versus the global equity universe of Financials in the HOLT database excluding Insurance, Real Estate, and pure asset managers due to non-comparability issues in the metrics chosen.

2

Global Equity Portfolio continued

Nevertheless, hewing to the narrow field of companies more likely to deliver growing profits now and in the future—the more predictable, more profitable, better managed—means that we will endure periods when those seemingly chasing the next short-term turnaround achieve better returns than we do. It’s an uncomfortable position, but one that we have experienced before and, despite having experienced it, have no impulse to change our process to attempt (most likely, in vain) to accommodate it. Our history attests to the possibility of long-term outperformance through identifying businesses with persistently strong business franchises and capable management cultures.

The obvious objection, of course, is about the relative valuation of two investment opportunities. Clearly, the negative sentiment surrounding poor performers, and the positive sentiment surrounding steady performers create opportunities for share price performance that seems at odds with operating performance in the short run. A similar dynamic has carried the value-style outperformance in recent months that we noted earlier.

Several market observers have commented on the apparent narrowing of valuation dispersions within the market; that is, how the market is pricing different kinds of companies. When markets react in fear to negative developments in the economy or the financial system or the political environment, prices of the least stable, most leveraged, or most cyclical companies may be punished the most because investors fear what they don’t yet know. Meanwhile, the prices of the historically most stable, least leveraged companies have tended to be punished less, as investors have greater confidence that the unknowns are fewer, or at the very least, less severe than for the average company. When the economy is seen to be improving and markets have normalized, the prices of all companies have tended to converge to similar valuations, with the rising tide not only lifting all boats, but also erasing the notoriously short memories of investors and speculators of just how bad things can get, while encouraging them to imagine that things can get a whole lot better.

Markets seem to be at that latter point now, with the valuation of high-quality companies at smaller-than-usual premiums to the valuation of lower-quality companies. The chart to the right shows the degree to which high-quality and growth companies (as classified by Credit Suisse HOLT™ research) have traded at a lower discount rate than that for the market over time (a relative lower discount rate implying a higher valuation). On their analysis, high-quality

Geographical Weightings (%) at April 30, 2014
Institutional and Advisor Classes
Country/Region	Portfolio	Benchmark	[1]
Canada	0.0	3.8

Emerging Markets	9.8	10.5

Europe EMU	7.8	11.7

Europe ex-EMU	15.7	13.4

Japan	7.6	7.0

Middle East	0.0	0.2

Pacific ex-Japan	2.7	4.5

United States	53.5	48.9

Frontier Markets[2]	0.0	–

Cash	2.9	–

1MSCI All Country World Index. 2Includes countries with less-developed markets outside the Index.

Sector Weightings (%) at April 30, 2014
Institutional and Advisor Classes
Sector	Portfolio	Benchmark	[1]
Consumer Discretionary	11.4	11.4

Consumer Staples	10.8	9.8

Energy	5.7	10.1

Financials	18.5	21.4

Health Care	15.8	10.6

Industrials	7.7	10.8

Information Technology	19.5	12.6

Materials	6.5	6.1

Telecom Services	1.2	3.9

Utilities	0.0	3.3

Cash	2.9	–

1MSCI All Country World Index

growth stocks are as cheap—relative to the market—as they have been at nearly any time over the past twenty years.

Our response to this observation: if the market is valuing all companies nearly the same, regardless of the quality of the business or the likelihood of their achieving sustainable growth, then we’ll have more of both quality and growth, please. We are tempted to think that a bigger prize might be had by emphasizing growth, but that’s likely because our emphasis on quality is already so pronounced. But, on the other hand, the valuation of the very fastest-growing companies in the US—and we’d highlight companies in the biotech industry and those with internet-based business models—have already discounted very rapid growth; there, caution would seem to be warranted.

Portfolio Structure

As always, the Portfolio remains unwavering in its emphasis of high-quality, growing companies.

The IT sector is seeing rapid innovations and disruptions in data storage, transmission, and analysis, spawning a number of new entrants to the industry—many not yet publicly traded—and raising

3

Institutional Class HLMVX

Advisor Class HLMGX

doubts about the anticipated durability of growth and profitability of even yesterday’s challengers, let alone the incumbents in the field. These structural changes led us to sell EMC and Teradata in December, both involved in data storage and analysis, after previously reducing both positions. We sold Amazon.com, which has begun to exhibit signs of increasing capital intensity in its headlong rush to shorten delivery times, along with the likelihood of continued high capital expenditures on new ventures such as the rollout of the AmazonFresh food line. There is a non-trivial risk that the announcement of raising prices for Prime (free delivery) membership is a sign of weak cash generation rather than strong bargaining power over its customers. We also reduced our holding in Google, selling off most of the new, non-voting shares that the company has foisted onto existing shareholders through a stock dividend, which will enable the company to use shares for compensation and for (potentially dilutive) acquisitions without the founder/managers giving up an iota of their voting control—a move in the direction of worse, rather than better, corporate governance in our view.

Still, the Portfolio continues to emphasize companies in the IT sector, where we have invested roughly a fifth of the Portfolio and hold significantly more than the Index weight. We continue to hold ARM Holdings, whose addressable market is expanding beyond the market for mobile devices in which it dominates, demonstrated by a recent design win from Google’s server-farm backbone. In the longer term, its low-power semiconductor chips should find many applications in a much broader array of “smart” appliances. Cognizant Technology, a US IT services firm with strong Indian roots, continues to see robust demand from the financial services and health care companies, as they embrace advances in cloud and mobile technologies to lower costs, improve customer service, and speed data analysis. In addition, we have become more involved in the electronic payments segment, with payments specialist PayPal via eBay, MasterCard (a new holding in 2013), and American Express, giving the Portfolio broad exposure to the ongoing substitution of cash by plastic outside the US and strong high-end spending in the US.

Our emphasis on EM companies increased, with our holdings roughly equal to the 10% Index weight for the first time in more than five years. Within EMs, both share price changes and business development news affected our judgments about companies we owned or follow. We added to Turkey’s Garanti Bank, impressed by comments from its strategic shareholder BBVA that the more it sees, the more it believes that Garanti is “a magnificent franchise1”—confirming our own earlier judgment (not bias!) about the business.

The building crisis in Ukraine, leading eventually to Russia’s incursion into Crimea, crystallized our changing view of Russian gas producer Gazprom, whose bargaining power over its customers in Western Europe has remained very strong. That attraction became moot as tensions rose in and about Ukraine, through whose pipelines flow a majority of Gazprom’s profitable exports; military aggression against—or civil war along—your key distribution route is scarcely a recipe for smooth product flow. Separately, as its share price fell along with the Russian market, we were attracted to Russian food retailer Magnit, whose large investments in logistics have given it a substantial edge over other competitors. We believe this edge should persist for years, capping costs and underpinning growth in a consolidating industry. We also bought a new holding in Yandex, Russia’s dominant internet search engine provider, a company that has turned back repeated competitive runs at its market by Google and others. We believe the 30% decline in this US-listed share affords a cushion of safety for the

Ten Largest Holdings at April 30, 2014
Institutional and Advisor Classes
Company	Sector	Country	%
Wells Fargo	Financials	United States	3.4

Schlumberger	Energy	United States	3.0

Nestlé	Cons Staples	Switzerland	2.8

eBay	Info Technology	United States	2.5

Sigma-Aldrich	Materials	United States	2.2

Google	Info Technology	United States	2.2

Fanuc	Industrials	Japan	2.2

Allergan	Health Care	United States	2.1

Nike	Cons Discretionary	United States	2.1

Microsoft	Info Technology	United States	2.0

very real challenges posed by slowing economic growth in Russia as well as heightened political risks.

We increased our emphasis on the Health Care sector, attracted, as always, by the steady growth, high returns, and ample free cash flow generation of many companies in the sector. We bought four new holdings in the period. Elekta, based in Sweden, produces radiation therapy equipment used to treat various forms of cancer. The market for radiation therapy systems has consolidated in recent years into an effective duopoly. Elekta leads in Asia and in most EMs, where radiation therapy is not yet widely used but is gaining adoption rapidly. We also bought Swiss pharma giant Roche Holding, the market leader in cancer care. The company has extended its breast cancer and hematology drug franchises through next-generation medicines that extend patient survival rates meaningfully, which could drive growth well into the next decade. The stock, in our opinion, barely discounts future earnings growth from the existing businesses, and does not reflect the contribution of future products in its research and development (R&D) pipeline.

DaVita HealthCare Partners, another addition, focuses on kidney care and population health management. DaVita provides kidney dialysis services in the US with about one-third market share. DaVita also owns HealthCare Partners (HCP), an independent medical practice association—that is, its doctors are not associated with a hospital group or insurance company—that specializes in spreading “best practice” across its patient populations, in order to achieve superior outcomes. In contrast to the traditional fee-for-service model in US health care, HCP pursues an incentive model where it is paid a fixed amount per patient per year and in return accepts responsibility for patient-related costs. We also bought Essilor International, the world’s largest producer of lenses for eyeglasses, with more than twice the market share of its nearest competitor. We have long admired this company, and so has the market, judging from its longstanding rich valuation. After a period of share price underperformance—where the focus of the market had shifted to the pyrotechnics of new-fangled biotech wunderkinder—we were able to buy the shares at what we believe is a reasonable price.

1 Harding Loevner Analyst meeting with Ángel Cano Fernández, COO of BBVA, First Quarter 2014.

Please read the separate disclosure page for important information, including the risks of investing in the Portfolio.

4

International Equity Portfolio

Portfolio Managers

from left: Ferrill Roll, CFA Co-Lead Portfolio Manager Alexander Walsh, CFA Co-Lead Portfolio Manager Peter Baughan, CFA Portfolio Manager

Performance Summary

The International Equity Portfolio – Institutional Class rose 1.64% and the Investor Class gained 1.52% (net of fees and expenses) in the six-month period ended April 30, 2014. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, rose 2.91% (net of source taxes).

Market Review

Thanks to solid gains in Europe, non-US equity markets delivered positive returns in the six months ended April 30, 2014, despite the declines experienced by Japanese and Emerging Market (EM) stocks. In doing so, markets had to overcome a sharp correction in January sparked by anxieties in a number of EMs and a tempering of optimism about the economic recovery in the US, Europe, and Japan. A second, less severe correction occurred in March, with Russia’s move to annex Crimea causing investors to rethink their risk appetites in an interconnected world at the same time as US economic statistics were reflecting the effects (however temporary) of a harsh and long-lasting winter.

Europe ex-EMU led global markets, led by the Health Care and Energy sectors. Euro zone stocks performed almost as well. The peripheral markets of Italy, Ireland, Spain, and Portugal posted double-digit returns in US dollars, with Greece (now classified as an EM) managing to issue its first new sovereign bonds to the private market in over three years. Banks on the continent continue to slowly rebuild their capital through retained earnings and some equity issuance, and a number of banks took large write-downs to clear the decks of accumulated losses, with markets reacting well to the recognition of the reality that this implied. Cutting across sectors, companies with significant revenue exposure to troubled developing economies often lagged, with a number of multinational companies warning of currency translation effects hampering their earnings.

Japanese stocks declined in the half year, with investors wary of the negative effects of the impending consumption tax hike, and skeptical about the further impetus of Prime Minister Shinzo Abe’s “Three Arrows” program. Financials, specifically real estate, stocks performed poorly, even as inflation “surprises” accelerated with no likelihood of a policy reversal. The yen, perversely, strengthened versus the dollar, against the desires of Mr. Abe and in spite of the prior “success” in generating a bit of inflation. Strong performance in Australia kept Pacific ex-Japan markets in positive territory, though Hong Kong and Singapore suffered from their linkages to the mainland Chinese economy and its shrinking trade and capital flows.

The largest EMs continued to struggle, with three out of the five “BRICS” suffering declines in the period. Chinese stocks reacted to slowing growth, while Brazil declined on related commodity export worries and in reaction to government meddling in the economy. Russian stocks fell hard, down 23% in US dollar terms, on fears that its intervention in Ukraine threatens both its economic growth and its attractiveness to overseas investment. Turkey also suffered from continuing turmoil in its markets and currency ahead of its August elections, which are seen as a referendum on the policies and personal conduct of Prime Minister Recep Tayyip Erdogan. In contrast, India began rebounding with the appointment of Raghuram Rajan as governor of the Reserve Bank of India. Rajan, who hails from the faculty of the University of Chicago, has wasted little time in tackling both the weakness of the rupee and stubborn inflation with creative measures and strong rhetoric.

The best-performing sectors in the period were Health Care, Utilities, and Energy—the latter reflecting the threats to supply from both Western sanctions against Russia and further government expropriation elsewhere (as seen in Egypt). Health Care benefited from having a large revenue exposure to the US, which seemed the least undesirable home for business in a world filled with rising threats abroad. In contrast, Consumer Discretionary, Financials, and Materials were the worst performers.

The Russian aggression in Crimea and toward Ukraine has been characterized as an EM problem, but we view it more as a developed-world issue.

Style effects were a factor, with “value” indices outperforming “growth” indices in many markets in Europe. Quality effects, however, were very slight. Currency played little role in developed market returns, and although the movement in EM currencies was large in some cases, there were offsetting changes in both directions.

Performance Attribution

Portfolio underperformance was mostly from price action in January that did not fully reverse; the effects were expressed as poor stock selection, rather than sector or regional allocation. The Portfolio did not keep up with strong returns in Europe, both in the euro zone and outside it, though our good stocks in EMs partially offset the drag from our European holdings.

We underperformed in Health Care, where the market focus was on M&A and on biotechnology, bypassing most of our holdings. CSL Limited, the Australian blood plasma specialist, and Sysmex, the Japanese blood testing equipment maker, were the biggest laggards, although neither company disappointed on operating results or forecasts. Our large weight in the strong sector went a long way to offset these laggards, and Novo Nordisk also helped. Our Information Technology (IT) holdings under-performed, including UK chip design specialist ARM Holdings, Chinese search engine Baidu, 3-D software provider Dassault Systemes, and Japanese sensor specialist Keyence, although only Dassault experienced a disappointment in earnings.

5

Institutional Class HLMIX

Investor Class HLMNX

Performance
Average Annualized Total Returns (%)
at March 31, 2014							at April 30, 2014

	Inception Date	1 year	3 years	5 years	10 years	Since Inception*	1 year	3 years	5 years	10 years	Since Inception*
Intl Equity Portfolio – Institutional Class	5/11/94	10.78	5.76	17.24	8.35	6.35	8.92	4.38	15.66	8.81	6.39

Intl Equity Portfolio – Investor Class	9/30/05	10.41	5.38	16.85	–	6.74	8.62	4.01	15.28	–	6.84

MSCI ACW ex-US Index†		12.32	4.16	15.53	7.13	5.28	9.76	2.96	12.91	7.62	5.38

*The since inception return of the MSCI ACW ex-US Index is since 9/30/05. †The inception date of the Index is 1/1/01.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. The Portfolio imposes a 2% redemption fee on shares held 90 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Several European holdings with significant revenues derived from developing economies lagged the market after profit warnings over poor EM growth; the worst hit were WPP, Nokian Renkaat, and BG Group, whose production sharing arrangement in Egypt was abrogated, as well as Japan’s Unicharm. Japanese holdings underperformed a weak market, most notably Mitsubishi Estate, the Tokyo office property company whose fortunes are tied to the success of Abenomics and future rent increases. Offsetting these were very strong results from EM-domiciled Financials, including Brazil’s Itau Unibanco, India’s ICICI Bank, and Poland’s Bank Pekao. EM holdings did suffer a small drag from energy producers Gazprom and Petrobras, both sold in the period.

Perspectives

EM shares were particularly volatile in recent months because ugly and unpredictable events occurred in multiple, unrelated locales. Most of these events reinforce the widely held bias that EM stocks ought to trade at discounted valuations relative to developed market stocks because the former have weaker institutions and greater variability of quality of governance. By adding to natural fears of investors, this bias also creates opportunities for those with a long-term perspective by affording the potential for higher expected returns

Fund Facts at April 30, 2014
Total Net Assets		$4,123.2 M
Sales Charge		None
Number of Holdings		53
Turnover (5 Yr. Average)		20%
Redemption Fee		2% first 90 days
Dividend Policy		Annual
	Institutional Class	Investor Class
Ticker	HLMIX	HLMNX
CUSIP	412295107	412295503
Inception Date	5/11/1994	9/30/2005
Minimum Investment*	$100,000	$5,000
Net Expense Ratio†	0.86%	1.18%
Gross Expense Ratio	0.87%	1.20%

*Lower minimums available through certain brokerage firms. †The Net Expense Ratio is as of April 30, 2014 as the Portfolio is operating below the contractual agreement, which is in effect until February 28, 2015. The Gross Expense Ratio is as of the Prospectus, dated February 28, 2014.

through the mechanism of lower stock prices, assuming all other considerations are unchanged.

The Russian aggression in Crimea and toward Ukraine has been characterized as an EM problem, but we view it more as a developed-world issue. For all the correlated share price movements, Brazil and India, for example, aren’t directly affected by the crisis in Ukraine, except in the minds of investors. But a resurgence of Russian aggression and international intimidation has a lot of implications for Germany and indeed all of Western Europe, which depends on Russia for a significant portion of its energy needs (a key pillar of our investment thesis on Gazprom). The fragility of the global economic recovery has just ratcheted up a couple of notches, it seems to us. The recovery remains dependent on ever-widening free trade and decreasingly fettered movement of capital, but we may be witnessing the potential beginnings of a reversal of those long-term trends. It bears careful attention, especially as many of our Portfolio holdings are long-term enablers and beneficiaries of those trends.

In our opinion, nowhere are the potential returns for long-term investors—that is, the discount rates implied by current prices—higher than for EM Financials. Within developed markets and especially in the euro zone, we’ve avoided Financials with a higher risk of—and priced for—bankruptcy or the stagnation of capital-constrained slow healing. However, it is precisely those banks’ share prices that have bounced dramatically over the past couple of years as bankruptcy or distressed recapitalization has been taken off the table by central bank actions. Nevertheless, these banks are not growing their businesses, and we see little prospect of them doing so.

Consider one recent example of the glaring contrast between banks that can grow, and those that cannot. We invest in a bank in Poland, Bank Pekao, whose largest shareholder is Unicredit, an Italian bank in which we do not invest. Pekao reported its fourth quarter and full year 2013 earnings in mid-March. It managed to grow its loan book, take its market share of mortgages to a new record high, grow its deposit base even faster, control costs and loan losses, and thus surprise the market, beating consensus estimates by 10%. Its stock, having underperformed European Financials in the past year, barely rose that day in a flat market. Unicredit, on the other hand, posted revenue growth driven solely by trading gains, expense growth that exceeded revenue growth, and a whopping EUR 15 billion loss due to write-offs of bad loans and goodwill (from

6

International Equity Portfolio continued

prior high-priced acquisitions, including that of Pekao, as well as EUR 600 million against Unicredit’s Ukrainian subsidiary). It also announced a hiving off of 17% of its loan book into a “bad bank” and the intention to reduce staff by 8,500 employees. The business clearly is shrinking, and its capital ratios are just above the minimums required by regulators (for now), allowing the bank to say that it did not foresee needing to issue more equity in the near future. Yet Unicredit’s share price, in contrast to the tepid greeting given to Pekao’s sparkling results, enjoyed an eye-popping gain on the day, after having already risen dramatically over the prior twelve months.

The obvious objection to our reading of this tale of two stock price reactions, of course, is that it ignores the initial relative valuation of the two investment opportunities. Clearly, the negative sentiment surrounding the chronic poor performer (Unicredit), and the positive sentiment surrounding the steady performer (Pekao), created the opportunity for the divergent reaction. A similar dynamic has carried the value-style outperformance this quarter that we noted earlier.

We point out this example not to complain about markets or accuse investors of irrationality, but rather to illustrate the challenges we face in implementing our chosen investment process. Hewing to the narrow field of companies more likely to deliver growing profits now and in the future—the more predictable, more profitable, better managed—means that we will endure periods when those seemingly chasing the next short-term turnaround achieve better returns than we do. It’s an uncomfortable position, but one that we have experienced before and, despite having experienced it, have no impulse to change our process to attempt (most likely, in vain) to accommodate it. Our history attests to the possibility of long-term outperformance through identifying businesses with persistently strong business franchises and capable management cultures.

Several market observers have commented on the apparent narrowing of valuation dispersions within the market; that is, how the market is pricing different kinds of companies. When markets react in fear to negative developments in the economy or the financial system or the political environment, prices of the least stable, most leveraged, or most cyclical companies may be punished

Geographical Weightings (%) at April 30, 2014
Institutional and Investor Classes
Country/Region	Portfolio	Benchmark	[1]
Canada	4.3	7.3

Emerging Markets	16.1	20.5

Europe EMU	28.6	22.9

Europe ex-EMU	21.6	26.3

Japan	13.2	13.7

Middle East	0.0	0.4

Pacific ex-Japan	8.9	8.9

Frontier Markets[2]	0.0	–

Other[3]	4.5	–

Cash	2.8	–

1MSCI All Country World ex-US Index. 2Includes countries with less-developed markets outside the Index. 3Includes countries with developed markets outside the Index where some holdings are incorporated.

Sector Weightings (%) at April 30, 2014
Institutional and Investor Classes
Sector	Portfolio	Benchmark	[1]
Consumer Discretionary	9.8	10.6

Consumer Staples	14.4	10.0

Energy	7.4	9.5

Financials	19.0	26.6

Health Care	13.2	8.2

Industrials	12.2	11.1

Information Technology	15.0	6.6

Materials	3.9	8.7

Telecom Services	1.3	5.2

Utilities	1.0	3.5

Cash	2.8	–

1MSCI All Country World ex-US Index

the most because investors fear what they don’t yet know. Meanwhile, the prices of the historically most stable, least leveraged companies have tended to be punished less, as investors have greater confidence that the unknowns are fewer, or at the very least, less severe than for the average company. When the economy is seen to be improving and markets have normalized, the prices of all companies have tended to converge to similar valuations, with the rising tide not only lifting all boats, but also erasing the notoriously short memories of investors and speculators of just how bad things can get, while encouraging them to imagine that things can get a whole lot better.

Markets seem to be at that latter point now, with the valuation of high-quality companies at smaller-than-usual premiums to the valuation of lower-quality companies. The chart below shows the degree to which high-quality and growth companies (as classified by Credit Suisse HOLT™ research) have traded at a lower discount rate than that for the market as a whole over time (a relative lower discount rate implying a higher valuation). On their analysis, high-quality growth stocks are as cheap—relative to the market—as they have been at nearly any time over the past twenty years.

7

Institutional Class HLMIX

Investor Class HLMNX

Our response to this observation: if the market is valuing all companies the nearly same, regardless of the quality of the business or the likelihood of their achieving sustainable growth, then we’ll have more of both quality and growth, please. We are tempted to think that a bigger prize might be had by emphasizing growth, but that’s likely because our emphasis on quality is already so pronounced. But, on the other hand, the valuation of the very fastest-growing companies—and we’d highlight companies in the biotech industry and those with internet-based business models—have already discounted very rapid growth; there, caution would seem to be warranted.

Portfolio Structure

As always, the Portfolio remains unwavering in its emphasis on high-quality, growing companies. Our weight in EM companies changed little; having added to several of our EM Financials in prior quarters, we bought nothing new in that segment, keeping intact the heavy emphasis we already had (four EM banks plus three more Financials from Hong Kong and Singapore). Within our other EM holdings, we reacted both to price changes and to company news headlines on business developments, both of which affected our judgments about companies we owned or follow.

Our history attests to the possibility of long-term outperformance through identifying businesses with persistently strong business franchises and capable management cultures.

We sold Gazprom, a company whose poor governance has been slowly improving in recent years, and whose bargaining power over its customers in Western Europe has remained very strong. That latter attraction became moot as tensions rose in and about Ukraine, through whose pipelines flow a majority of Gazprom’s profitable exports; military aggression against, or civil war along, your key distribution route is scarcely a recipe for smooth product flow. Combined with the sharply higher antipathy—including the risk of sanctions—against Russia, the long-term disaffection of Gazprom’s customers has increased, with the likely outcome a worsened bargaining position over time. We also sold our holding in Petrobras, acknowledging the abysmal track record of its management in capitalizing efficiently on its natural gift of dramatically abundant oil reserves, and recognizing the continuing risk of populist government policies hampering the march to correspondingly abundant returns on capital invested.

With part of the sale proceeds, we added to our holding in Imperial Oil, the Canadian subsidiary of ExxonMobil, which has improved its recovery techniques for its huge reserves of oil sands. These improvements will enable it to reduce dramatically the water and energy currently required to extract the oil, an advantage that we believe is not recognized by the stock market. We also bought ENN Energy, a rare investment for us in the Utilities sector. ENN is a Chinese pipeline operator and local gas distributor, delivering natural gas to a broad range of commercial, residential, and transportation (car and bus fleet) customers. We expect rapidly growing use of gas by commercial and industrial users in China as government incentives and penalties aimed at reducing coal-related air pollution become more meaningful.

Ten Largest Holdings at April 30, 2014
Institutional and Investor Classes
Company	Sector	Country	%
SAP	Info Technology	Germany	3.6

Nestlé	Cons Staples	Switzerland	3.6

Dassault Systemes	Info Technology	France	3.3

WPP	Cons Discretionary	United Kingdom	3.2

Roche Holding	Health Care	Switzerland	3.1

Itau Unibanco	Financials	Brazil	3.0

Allianz	Financials	Germany	3.0

Air Liquide	Materials	France	3.0

Schneider Electric	Industrials	France	2.6

AIA Group	Financials	Hong Kong	2.6

We reduced our holding in Chinese internet search engine provider Baidu, whose share price nearly doubled over little more than the half a year since we had bought shares. Valuing such rapid growers (the company grew revenues more than 40% in 2013, one of its slowest years ever) is challenging, but taking money off the table seemed the sensible thing to do. We bought a new holding in Sands China, the Macau-based casino business incorporated and listed in Hong Kong and 70% controlled by Las Vegas Sands. Macao is the only legal gaming venue within China’s vast territory, and the growth in visitors to Macao has been astounding. Sands China, Macao’s largest operator, has a decidedly mass-market franchise, which may lead to less-volatile results. Sands should be growing rapidly over the coming years, with planned construction adding 30% to its hotel capacity by 2016.

Our regional allocations have changed little in developed markets as well. Within EMU Europe, we sold Finnish tire maker Nokian Renkaat, whose management warned of falling profits and higher taxes, and whose Russian factory, heretofore a big advantage, will be facing greater competition as others’ plants come on line this year. We bought a new holding in non-voting shares of Fuchs Petrolub, a German maker of specialty lubricants used in all manner of transportation and industrial applications. Fuchs’ track record of innovation and value creation in this highly fragmented market attracts us, and we expect it to continue to invest to build on its 2% share of global lubricant volume, especially through its efforts to expand in Asia and other developing countries where automotive and industrial lubricant use is growing rapidly.

Please read the separate disclosure page for important information, including the risks of investing in the Portfolio.

8

International Small Companies Portfolio

Portfolio Managers

from left: Josephine Lewis Co-Portfolio Manager Jafar Rizvi, CFA Co-Portfolio Manager

Performance Summary

The International Small Companies Portfolio – Institutional Class gained 7.45% and the Investor Class gained 7.29% (both net of fees and expenses) in the six months ended April 30, 2014. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index, rose 4.82% (net of source taxes) in this period.

Market Review

All seven regions in the Index had positive returns with the exception of Japan, down 4% and Pacific ex-Japan, which was flat for the period. Small caps in Europe performed particularly well, with numerous countries (including Denmark, France, Italy, Spain, Sweden, and Switzerland) posting returns above 13%; Portugal was at the top with a remarkable gain of 49%. Emerging Markets (EMs) rose 2%. In Russia, small caps fell 26% in reaction to the Ukraine crisis, but the overall impact on the benchmark was minimal as Russia is only about 0.2% of the Index.

Every sector was positive, with Telecom Services providing by far the best returns in the Index. After rising nearly 39% in the fiscal year ended October 31, 2013, Telecom Services was up 18% overall and 34% in the European Monetary Union (EMU) in the past six months. In the large-cap MSCI All Country World ex-US Index, by contrast, the sector rose just 2% in this period. Returns from small companies in the Utilities and Information Technology (IT) sectors were also strong. Consumer Staples, the worst-performing sector in the small-cap Index, still gained 2%.

We believe the surge in performance by Telecom Services is attributable in part to a shifting regulatory environment that has created favorable operating dynamics for smaller companies. Historically, the sector has been dominated by large national companies that were founded with significant backing by their governments to support the massive capital investments necessary to develop their countries’ telecom networks. These companies faced little competition and soon developed into dominant monopolies, with the ability to overcharge for services. However, many governments globally have begun to recognize the need to allow greater competition in telecom markets to lower prices for consumers. As a result, regulators have encouraged competition by mandating that dominant telecom operators open their networks to new telecom companies at favorable prices and by issuing new licenses for additional wireless operators.

The EMU, as an example, passed a set of telecom industry reforms in 2009 with the primary objective of enhancing consumer rights and increasing competition. These new laws enabled smaller companies to adopt new broadband technologies and wireless services and become true competitors in the telecom market. Some of these businesses have since grown in scale and profitability, to the benefit of their share prices. Similar reforms have also been introduced in Australia, Indonesia, and Mexico among others. The smaller telecom companies that stand to benefit from such regulatory shifts are often more profitable than larger national companies due to their income streams from new technologies and their lower expenses. These newer enterprises do not have legacy costs from older and more expensive technologies used for deploying networks nor do they have huge pension obligations and post-retirement health-care cost burdens on their balance sheets.

Performance Attribution

The Portfolio outperformed the Index in the period, primarily through strong stock selection in the IT sector. Germany’s Bechtle performed well after reporting strong revenue growth and market share gains in its main System House business, which provides consulting and system integration services to corporations. The company also teamed up with IBM to win a $115 million contract to deliver computer servers and services to the European Commission. Consumer Staples was the largest detractor partly due to poor performance by Polish food wholesaler Eurocash. Investors have been disappointed that the company’s 2011 acquisition of the distributor Tradis has not yet provided the cost savings that were originally expected.

We believe the surge in performance by Telecom Services is attributable in part to a shifting regulatory environment that has created favorable operating dynamics for smaller companies.

Viewed geographically, the Portfolio benefited most from our stock picks in European markets outside the euro zone. UK-based engineering firm Kentz outperformed as the company continued to grow new orders and earnings. A portion of this growth was from the acquisition of Valerus, which expanded the company’s operational footprint into US shale. Our exposure to EMs detracted most from performance, due to both weak stock selection and our modest overweight to the region. We had strong returns in Malaysia, but they were offset by losses in Turkey and Poland (Eurocash). In Malaysia, shipyard operator Coastal Contracts performed well as the company won additional contracts from both prior and new customers. In Turkey, insurance firm Anadolu Hayat was negatively impacted by a slowing Turkish economy as well as regulatory pressure to reduce its management fees for its pension fund products—a development we view as a short-term headwind (discussed in more detail later in this letter).

9

Institutional Class HLMRX

Investor Class HLMSX

Performance
Average Annualized Total Returns (%)
at March 31, 2014						at April 30, 2014

	Inception Date	1 year	3 years	5 years	Since Inception*	1 year	3 years	5 years	Since Inception*
Intl Small Companies Portfolio – Institutional Class	6/30/11	19.78	–	–	9.78	17.16	–	–	9.48

Intl Small Companies Portfolio – Investor Class	3/26/07	19.53	9.76	25.92	7.17	16.92	7.72	22.29	7.09

MSCI ACW ex-US Small Cap Index†		16.25	5.50	21.17	6.14	13.00	3.79	17.40	5.90

*The since inception return of the MSCI ACW ex-US Small Cap Index is since 6/30/11. †The inception date of the Index is 6/1/07.

Performance data quoted represent past performance; past performance does not predict future results. The investment return and principal value of an  investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the  Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling  (877) 435-8105 or visiting www.hardingloevnerfunds.com. The Portfolio imposes a 2% redemption fee on shares held 90 days or less. Performance  data does not reflect the redemption fee. If reflected, total returns would be reduced.

Portfolio Highlights

In a global economy that continues to be characterized by tepid growth in many of the larger markets, corporations are especially keen to enhance profitability by increasing productivity and implementing cost controls. There is a large market therefore for companies that help businesses achieve these goals. We have found a number of attractive opportunities among small companies offering productivity improvements across different industries, including financial services and health care.

Banks, for instance, spend roughly US$32 billion annually worldwide on IT to help manage the complexities of industry regulation, risk management, and competitive analysis. Yet only about 20% of banks use third-party software, often relying instead on complex and inefficient legacy IT systems.1 Switzerland-based Temenos is amongst the industry leaders globally in providing core systems for banks, having invested heavily over the past decade in research and development to differentiate itself as a provider of specialty software tailored to meet the needs of large financial institutions. Its full software suite is capable of supporting the entire banking operation—from

Fund Facts at April 30, 2014
Total Net Assets		$89.7 M
Sales Charge		None
Number of Holdings		97
Turnover (5 Yr. Average)		29%
Redemption Fee		2% first 90 days
Dividend Policy		Annual
	Institutional Class	Investor Class
Ticker	HLMRX	HLMSX
CUSIP	412295875	412295883
Inception Date	6/30/2011	3/26/2007
Minimum Investment*	$100,000	$5,000
Net Expense Ratio†	1.30%	1.55%
Gross Expense Ratio	1.68%	1.99%

*Lower minimums available through certain brokerage firms. †Shown net of Harding Loevner’s contractual agreement, through February 28, 2015, to waive its management fee to the extent necessary to cap the Portfolio’s total operating expenses. The Net Expense Ratio and the Gross Expense Ratio are as of the Prospectus, dated February 28, 2014.

customer-relationship management at the front end to credit-risk management at the back end. Once implemented, Temenos’ software can generate savings of up to 60%, mostly as a result of lower maintenance and service expenses compared to a bank’s old poorly designed systems.

Despite the benefits offered by its software, Temenos has faced a headwind from banks’ reluctance to abandon their legacy IT systems—no matter how outmoded they may be—because adopting a new system is costly and risky in the short term while the potential reward is some years down the road. To address this issue, Temenos wisely adjusted its strategy in recent years to help reduce banks’ switching costs. For instance, the company reengineered its software in 2012 to allow banks to implement the new system in stages rather than as one complete package, lowering the costs and risks of implementation. It also restructured its distribution strategy by partnering with major IT service companies Cognizant and Accenture, which oversee the implementation process. Temenos’ strong implementation record—on average 50 new financial institutions go live with its software annually—has also helped reduce banks’ fears of switching to a new system. Current customers include UBS, Bank of Shanghai, and SG Hambros. Additionally, Temenos is taking advantage of growth opportunities in EMs, including Africa and China, where legacy systems are not a concern. Finally, the company is moving into new software businesses, such as business intelligence and payments, which should help sustain the company’s growth over the long term.

In Health Care, Italian medical equipment manufacturer DiaSorin increases the productivity of diagnostic laboratories by enabling clinical tests to be performed more cheaply and rapidly. It is a leader in Vitamin D testing kits and is also strong in tests related to infectious diseases and hypertension. By improving the profitability of labs and hospitals, DiaSorin is indirectly helping strengthen the entire health care system.

About 70% of medical decisions are made based on the results of laboratory testing and public and private laboratories can expect increasing demand for their services.2 Yet labs also face dwindling

1 Temenos Analyst Presentation, (February 19, 2014).

2 AdvaMedDx, “A Policy Primer on Diagnostics,” (June 2011).

10

International Small Companies Portfolio continued

resources due to the efforts of governments and private health care facilities to control rising health care costs. In the US, for instance, the recently passed Protecting Access to Medicare Act of 2014 will substantially reduce lab fees for Medicare patients, bringing them in-line with commercial rates. Because labs are being asked to do more with less, they must increase volume and reduce costs to remain profitable.

DiaSorin’s LIAISON-brand products use proprietary technology to automate the testing process while improving accuracy and speed. Late last year, DiaSorin announced a partnership with the large Swiss health care company Roche Holding to combine Roche’s pre-analytical automation equipment with DiaSorin’s LIAISON products to allow high-volume laboratories to automate the entire diagnostic process for an increasing number of tests. We think DiaSorin’s continued investments in research and development should allow it to protect its strong competitive position and maintain its return-on-equity of over 20%.

Portfolio Update

Over the past year we have begun to invest in frontier markets, which we believe offer attractive opportunities in quality small companies that have the potential to achieve long-term growth in revenues and earnings. These markets also offer valuable portfolio diversification benefits. While correlations between equity markets have risen broadly over the years, individual frontier markets continue to move more in response to local news than to global developments.3 In the trailing five years, for example, the correlation of monthly returns between our Portfolio’s benchmark Index and the MSCI Emerging Markets Index was 0.93, while the correlation between the Index and the MSCI Frontier Markets Index was 0.76.4

We made our first foray into frontier markets in February 2013 by investing in the Bank of Georgia, a UK-listed company that is a leading bank in the Republic of Georgia. In March 2014, we purchased Equity Bank, a retail-focused bank serving individual

Geographical Weightings (%) at April 30, 2014
Institutional and Investor Classes
Country/Region	Portfolio	Benchmark	[1]
Canada	0.9	8.9

Emerging Markets	21.4	20.6

Europe EMU	24.8	16.9

Europe ex-EMU	22.1	25.7

Japan	14.3	17.7

Middle East	0.0	0.7

Pacific ex-Japan	10.6	9.5

Frontier Markets[2]	1.5	–

Other[3]	0.4	–

Cash	4.0	–

1MSCI All Country World ex-US Small Cap Index. 2Includes countries with less-developed markets outside the Index. 3Includes countries with developed markets outside the Index where some holdings are incorporated.

Sector Weightings (%) at April 30, 2014
Institutional and Investor Classes
Sector	Portfolio	Benchmark	[1]
Consumer Discretionary	12.7	17.8

Consumer Staples	10.3	5.8

Energy	1.8	5.9

Financials	10.9	19.8

Health Care	11.7	5.6

Industrials	27.1	20.2

Information Technology	12.2	10.2

Materials	5.0	11.2

Telecom Services	3.2	1.3

Utilities	1.1	2.2

Cash	4.0	–

1MSCI All Country World ex-US Small Cap Index

customers and small-to-medium sized enterprises (SMEs) across Kenya. Equity Bank has the largest distribution network in Kenya—including 200 branches, 5,000 agents, and 600 ATMs—which acts as a considerable barrier to entry for competitors. Through this network the bank has accumulated a vast number of small customers, whose deposits it lends to higher-yielding SMEs. While Equity Bank has 13% market share when measured by total assets, it holds about half of all bank accounts in Kenya. The company’s 30% return on equity is the highest among Kenyan banks, yet its price-to-book ratio is only about 1.5.

We have found a number of attractive opportunities among small companies offering productivity improvements across different industries.

Despite Equity Bank’s success in reducing Kenya’s under-banked population, the country’s credit market remains under-penetrated. Kenya’s loan-to-GDP ratio is only 36%, compared to 68% in Brazil and 183% in the US.5 Equity Bank is addressing this opportunity in part through its “group lending” microfinance scheme. As its microfinance customers grow and become SMEs with established credit histories, Equity Bank is well positioned to provide them higher-margin commercial loans. The company expects to see 300,000 microcredit borrowers become SME borrowers in the next few years. The company is also expanding geographically by replicating its successful Kenyan model in the neighboring markets of Uganda, Tanzania,

3 For an analysis of the rise of cross-asset correlations, see JPMorgan, “Rise of Cross-Asset Correlations: Asset Class Roadmap for Equity Investors,” Global Equity Derivatives & Delta One Strategy, (May 16, 2011).

4 Source: Bloomberg.

5 World Bank Data. http://data.worldbank.org/indicator/FS.AST.PRVT.GD.ZS

11

Institutional Class HLMRX

Investor Class HLMSX

and Rwanda. Currently, Equity Bank’s international business accounts for about 15% of earnings and we expect that proportion will grow.

We funded the purchase of Equity Bank through the sale of Sweden’s Mekonomen, an automobile parts distributer that has experienced a deteriorating industry structure. Prior to 2005 in Sweden, only approved “branded” parts could be used to repair automobiles still under warranty. But in 2005, the government passed reforms allowing cars to be serviced at independent dealers using less-expensive, non-branded parts without threatening the status of an automobile’s warranty. As a low-cost, independent company with a strong distribution network, Mekonomen initially profited significantly from this development. However, dealers of branded parts have responded aggressively to this new competition by selling service contracts to go along with new cars, hurting independent dealers. Mekonomen has also been impacted by a weak European auto market, particularly in Denmark. We had expected the company’s additional service offerings such as insurance to contribute to earnings, but these new services have failed to take off.

While Equity Bank has 13% market share when measured by total assets, it holds about half of all bank accounts in Kenya.

In Turkey, we recently purchased life insurer and pension company Anadolu Hayat, the country’s largest private pension fund manager and the second-largest life insurer behind state-owned Ziraat. We believe that Anadolu stands to benefit over the long-term from Turkey’s economic development and the inculcation of a savings culture amongst the country’s citizens. New regulations are encouraging greater participation in pension funds, including capping management fees, offering tax incentives, and providing matching government contributions. While the management fee caps may lower Anadolu’s margins, the other regulations should support long-term growth in its pension business. Currently, pension assets are only about 4% of Turkey’s GDP compared to the Organisation for Economic Co-operation and Development country average of 36%.6

We believe Anadolu’s life insurance business also has significant growth potential. Life insurance premiums, on average, account for roughly 5% of GDP in developed markets and 0.9% in EMs and frontier markets. But in Turkey life insurance premiums currently are only about 0.2% of GDP, an indication the market is significantly underpenetrated.7 Anadolu receives sales support from its part-owner, IsBank—one of Turkey’s oldest and largest national banks—which sells Anadolu policies alongside the

6 Organisation for Economic Co-operations and Development, StatExtracts (accessed February 14, 2014); http://stats.oecd.org/Index. aspx?DatasetCode=PNNI_NEW.

7 Swiss Re, “World Insurance in 2012: Progressing on the Long and Winding Road to Recovery,” Sigma 3 (2013).

8 Finansinvest Report, Anadolu Hayat Emeklilik, (July 9, 2013).

Ten Largest Holdings at April 30, 2014
Institutional and Investor Classes
Company	Sector	Country	%
Kentz	Industrials	UK	2.2

Coastal Contracts	Industrials	Malaysia	2.1

YOOX	Cons Discretionary	Italy	1.8

Bank of Georgia	Financials	UK	1.8

Ezion	Energy	Singapore	1.8

Grafton Group	Industrials	UK	1.8

RPC Group	Materials	UK	1.7

Industrial & Financial Systems	Info Technology	Sweden	1.7

Hiday Hidaka	Cons Discretionary	Japan	1.7

Rathbone Brothers	Financials	UK	1.7

bank’s mortgages and consumer loans. Only about 60% of Is-Bank’s customers have purchased Anadolu policies, while management expects this ratio to improve to 80%, suggesting continued favorable prospects for cross-selling.8

Finally, during this period we adjusted our exposure to Telecom Services, a sector that currently represents about 3% of the Portfolio—nearly three-times its weight in the Index. We added to our position in iiNet, an Australian telecom company focused on broadband services that has been taking advantage of the Australian Competition and Consumer Commission’s (ACCC) efforts to increase industry competition. In the early 2000s, the ACCC required Australia’s dominant telecom operator, Telstra, to provide other companies access to its copper network to allow them to compete in providing telephone services. The prices for accessing Telstra’s network were set by the regulator at a level that allowed viable alternative business models to develop. More recently the ACCC launched Australia’s National Broadband Network (NBN), a fiber-based network that is available at wholesale prices to companies seeking to offer broadband services to retail and business customers. Eventually the NBN is expected to replace Telstra’s copper network, which would completely level the playing field for all of Australia’s telecom companies. iiNet launched broadband services on the NBN in 2012 and we expect the company to profit from the continuing build-out of the network, which allows iiNet to offer internet connectivity at very high speeds across all parts of the country without investing heavily in the underlying infrastructure.

Please read the separate disclosure page for important information, including the risks of investing in the Portfolio.

12

Emerging Markets

Portfolio Managers

from left: G. Rusty Johnson, CFA Co-Lead Portfolio Manager Craig Shaw, CFA Co-Lead Portfolio Manager Richard Schmidt, CFA Portfolio Manager

The Institutional Emerging Markets Portfolio – Classes I and II and the Emerging Markets Portfolio – Advisor Class (collectively, the “Portfolios”) are both managed in strict accordance with the Emerging Markets Strategy Model Portfolio. The Portfolios, therefore, have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables below.

Performance Summary

The Institutional Emerging Markets Portfolio – Class I rose 1.06% and the Emerging Markets Portfolio – Advisor Class gained 0.91% (net of fees and expenses) in the six months ended April 30, 2014. The Portfolios’ benchmark, the MSCI Emerging Markets Index, declined 2.99% (net of source taxes) over the same period.

Market Review

Emerging Markets (EMs) extended their three-year streak of underperformance relative to Developed Markets (DMs) over this reporting period, losing nearly 3%, while the MSCI EAFE Index, which represents DMs, gained 4.4%. This EM underperformance is partly due to reversing capital flows. EMs saw strong flows in 2009-10 when DMs were deemed dead in the wake of the Great Financial Crisis; EMs seemed to offer investors both quality and growth. China’s concurrent fiscal stimulus helped, too. But more recently, the gleam of even some economic growth in Europe and the US, off of a low base in terms of valuation and expectations, has resulted in capital flows out of EMs. Meanwhile, China’s demand for commodities has slowed as its government aims to shift its economy toward consumption and services, and away from fixed-asset investment. These factors, combined with a series of economic issues and bungled policies, has cast a pall over many countries and stifled EM stock market returns.

All sectors and regions within the EM universe have not been uniformly impaired, however, and we saw significant dispersion of returns. Information Technology (+6%), Utilities (+5%), and Health Care (+2%) each posted positive returns in the period. The Energy sector, on the other hand, was down nearly 11%, and Materials lost 6%. Geographically, this effect was highly visible in Latin America (nearly one-fifth of the Index), which declined almost 4%. Asia, however, which comprises many markets that do not rely on industrial commodity exports, lost 1%. Underlying the weakness in Materials and in resource-heavy markets is the ongoing impact of China’s decision, following its investment binge of 2009-10, to redirect its economy by slowing the rate of fixed-asset investment and altering the mix of its GDP, with the corresponding implication of lower demand for industrial commodities.

Russia was the worst-performing EM, down by nearly 23%. Russian aggression in Ukraine is a serious issue, with implications for investors in the EMs of the Baltics, Eastern Europe, and elsewhere in the former Soviet Union. But, while Russia’s ultimate intentions in Ukraine remain unknown, we caution against regarding this as purely an issue for EM investors. We view it as a global issue, with potential ramifications in Western Europe, which is dependent on Russian energy, and in places where financial and real estate markets, such as London, are deeply penetrated by Russian wealth. At this juncture, we think Russia is content with the annexation of the highly Russified Crimea region, but are watching for evidence that the posturing will take a darker turn, particularly if it includes Russian military action in Eastern Ukraine, as this would likely lead to severe sanctions that could have a significant impact on our portfolio companies.

China, the largest market in the EM Index, also underperformed, declining almost 7%. Although the fourth calendar quarter of 2013 was strong, investors retreated in 2014 due to weak manufacturing data and resurgent worry about a worsening credit market. More specifically, China’s first high-profile bond default in recent history rattled already nervous investors. Given the size of China’s economy and recent increases in the level of debt as a proportion of GDP, one should expect at least some incidence of strain among its many borrowers. For China to have no defaults at all would be incredible. We see it as good news that policymakers were not afraid to make this default public and, in fact, have suggested the market will take a stronger hand, even if it means more companies go bust. Admitting there is a problem is the first step to fixing it.

We note that the underperformance of EMs did not pertain to Frontier Markets: although generally perceived as riskier, the MSCI Frontier Markets Index rose 18% in the six months ended April 30, 2014.

Performance Attribution

The Portfolios outperformed the Index by approximately 400 basis points this reporting period, with good stock selection on both a sector and geographic basis. By sector, we added the most value in Financials, followed by Information Technology (IT) and Health Care. Within Financials, our banks contributed the most, particularly Bank of Georgia, which experienced accelerated loan growth after the landslide victory of the Georgian Dream party in the October 2013 elections. Indonesia’s Bank Rakyat was a top contributor as well, rebounding sharply from weak performance last year as Indonesia’s economy improved and its currency strengthened.

IT names that made a difference include the internet and online gaming company Tencent in China as well as Delta Electronics in Taiwan, which delivers cost savings for its clients through automation and control equipment. In addition, MediaTek did well as smartphones gained more traction in EMs on the back of lower prices and more advanced features. Cielo, a credit card processor in Brazil, benefitted from 20% growth in debit and credit transactions as people continue to move to plastic from checks and cash.

Hikma Pharmaceuticals, a UK-listed Jordanian generic pharma company with a focus on the Middle East and North Africa (and exposure in the US as well), was one of the top contributors to relative performance with very strong share price returns, far outpacing the Health Care sector. Hikma reported strong results in the first

13

Institutional Emerging Markets Portfolio - Class I HLMEX and Class II HLEEX

Emerging Markets Portfolio – Advisor Class HLEMX

Performance
Average Annualized Total Returns (%)
at March 31, 2014							at April 30, 2014

	Inception Date	1 year	3 years	5 years	10 years	Since Inception*	1 year	3 years	5 years	10 years	Since Inception*
Inst. Emerging Markets Portfolio – Class I	10/17/05	5.72	2.80	17.11	–	8.73	4.18	1.76	14.02	–	8.73

Emerging Markets Portfolio – Advisor Class	11/9/98	5.60	2.62	16.92	11.13	13.46	3.90	1.59	13.84	12.16	13.44

MSCI Emerging Markets Index†		-1.45	-2.87	14.46	10.10	8.17	-1.86	-3.75	11.06	11.08	8.13

*The since inception return of the MSCI Emerging Markets Index is since 10/17/05. †The inception date of the Index is 1/1/01.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of each Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Each Portfolio imposes a 2% redemption fee on shares held 90 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

quarter of 2014 and guided for more of the same. The company has been growing sales and margins by focusing on its more complex injectable generic drugs business, which is more profitable than its oral solids business. Hikma has also been raising prices and taking share in the US, as more competitors have been forced to address regulatory actions arising from increased scrutiny by the US Food and Drug Administration on generic producers, many of which have slipped on quality and best practices.

Regionally, China was our largest source of outperformance, helped by our market underweight and strong stock selection, particularly with respect to Tencent and Anhui Conch Cement. It may seem odd that a cement stock would do well in China when there are concerns over property and credit, but Conch has been a leader in greener production methods and is benefitting as the government shuts down competitors in its efforts to reduce pollution. Our allocation and stock picks in Frontier Markets also helped—as a group, our Frontier Markets holdings returned 14% in the period. Engro of Pakistan, a conglomerate that produces fertilizer (and,

Portfolio Facts at April 30, 2014
Sales Charge			None
Number of Holdings			79
Redemption Fee			2% first 90 days
Dividend Policy			Annual
	Institutional		Advisor
Portfolio Assets	$1,276.5 M		$2,245.9 M
Turnover (5 Yr. Average)	35%		32%
Class	Class I	Class II	Advisor
Ticker	HLMEX	HLEEX	HLEMX
CUSIP	412295701	412295842	412295305
Inception Date	10/17/2005	3/5/2014	11/9/1998
Minimum Investment*	$500,000	$25,000,000	$5,000
Net Expense Ratio	1.30%†	1.15%†	1.44%‡
Gross Expense Ratio	1.32%	1.32%	1.46%

*Lower minimums available through certain brokerage firms. †Shown net of Harding Loevner’s contractual agreement, through February 28, 2015, to waive its management fee to the extent necessary to cap the Portfolio’s total operating expenses. The Net and Gross Expense Ratio for the Institutional Portfolio are as of the Prospectus, dated February 28, 2014. ‡The Net Expense Ratio for the Advisor Class is as of April 30, 2014 as the Portfolio is operating below the contractual agreement, which is in effect until February 28, 2015. The Gross Expense Ratio is as of the Prospectus, dated February 28, 2014.

somewhat oddly, dairy products) was a leader in the Portfolios. Digital electronics retailer Jarir Marketing of Saudi Arabia also outperformed as the company is set to open a significant number of new stores in the next few years, on top of its still fairly modest base of thirty stores across Saudi Arabia, Qatar, Abu Dhabi, and Kuwait.

Despite our outperformance over the period, we had our troubles too. We underperformed in Utilities, due to our underweight, and in Energy due to poor stock selection. In Energy, Russian holding Lukoil, Brazil’s Petrobras, and Chinese oil and gas company CNOOC detracted from returns. Russia was also a source of underperformance, primarily due to our overweight. We discuss our Russian holdings in further detail in the next section.

Investment Perspectives

Don’t Just Do Something, Stand There!

Russia and Ukraine in the Spotlight

Within our investment process, we are far more likely to react to shifts in competitive dynamics within industries and companies than to geopolitical affairs. Over the years, the investment landscape for EMs has been colored by social unrest, political upheaval, and periods of related market volatility. While varying hues of political inertia and tumult shade each unique situation, we remind ourselves that, though we may feel the short-term sting of a sharp share-price adjustment based on market sentiment towards a country, our investment theses are primarily predicated on businesses, and it is rarely, if ever, in our best interests to join the knee-jerk selling in the face of these issues, especially after the news is well-disseminated among the press. As such, our net portfolio activity in Russia in this period has been very small.

For the last decade the Portfolios have, on average, been moderately overweight in the Russian market relative to the Index, with an average allocation of 7.4% versus the Index’s 6.5%. Our stock selection within Russia has been strong as our holdings have outperformed the broad Russian market over this time: we have added an average of over sixty basis points of value per year, primarily due to our stock picks.

We acknowledge the risks related to investing in Russia: the inconsistent enforcement of the rule of law, questionable corporate

14

Emerging Markets continued

governance standards, and a commodity-heavy universe of listed companies. That said, we remind ourselves and our clients that such risks are not unique to Russia; we face similar risks in other EMs as well. In addition, there are also factors that make Russia an attractive market for long-term investment. As in other emerging and frontier countries, many products and services that are fully present in developed countries remain underpenetrated in Russia, especially banking services. Most importantly, our fundamental company research has turned up many high-quality companies with clear competitive advantages. For example, Sberbank, our largest single holding in Russia, has one of the most dominant market positions we have observed in any major country, including DMs, with 46% of all retail deposits, 43% of all debit and credit cards, 30% of all bank capital, and 34% of all retail and commercial bank loans in the country. Sberbank’s priority is to run a sound bank worthy of public trust, and, to achieve that aim, management recognizes the need to keep loan quality strong and returns sufficiently high in order to grow the business and cover its risks. Sberbank earns high lending margins due to its mix of low-cost deposits and loans appropriately priced for the estimated risk of non-performance. This mix has supported high returns on assets and strong capital generation. Despite being majority owned by Russia’s Central Bank, there has been no transfer of wealth to borrowers when measured by credit allocation or pricing. We added to our position on weakness, as the stock price moved well below its book value.

We sold our small residual holding in the energy company Gaz-prom in early February, before the Russian invasion of Crimea. We were patient in retaining ownership in the company as shares continued to look notably undervalued, but, with deteriorating returns and moderating growth prospects both domestically and in Europe, we abandoned our view that the company’s growth and returns would undergo notable improvement in the coming years.

We added to our position in Alrosa, the world’s largest supplier of gem-quality rough diamonds. The company benefits from a weaker

Geographical Weightings (%) at April 30, 2014
Country/Region	Institutional HLMEX / HLEEX	Advisor HLEMX	Benchmark	[1]
Brazil	9.5	9.5	11.3

China + Hong Kong[2]	14.4	14.4	18.5

India	8.1	8.1	6.6

Mexico	4.1	4.1	5.1

Russia	6.2	6.2	4.9

South Africa	5.3	5.3	7.8

South Korea	7.9	7.9	16.0

Taiwan	9.1	9.2	12.0

Small Emerging Markets[3]	14.5	14.5	17.8

Frontier Markets[4]	10.2	10.2	–

Developed Market Listed[5]	8.2	8.2	–

Cash	2.5	2.4	–

1MSCI Emerging Markets Index. 2The Harding Loevner Funds Emerging Markets Portfolios’ end weight in China is 8.8% and Hong Kong is 5.6%. The Benchmark does not include Hong Kong. 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index. 4Includes countries with less-developed markets outside the Index. 5Includes emerging markets or frontier markets companies listed in developed markets.

Sector Weightings (%) at April 30, 2014
Sector	Institutional HLMEX / HLEEX	Advisor HLEMX	Benchmark	[1]
Consumer Discretionary	10.4	10.4	9.0

Consumer Staples	10.3	10.3	8.5

Energy	8.0	8.0	10.8

Financials	25.3	25.4	26.8

Health Care	6.0	6.0	1.7

Industrials	8.4	8.4	6.5

Information Technology	17.0	17.0	16.8

Materials	7.1	7.1	9.3

Telecom Services	4.0	4.0	7.0

Utilities	1.0	1.0	3.6

Cash	2.5	2.4	–

1MSCI Emerging Markets Index

ruble as 95% of sales are exports. As global diamond prices are increasing, the valuation for Alrosa remains attractive on our fundamental estimates.

We have one small holding in Ukraine, MHP, an integrated poultry producer. This company will, if anything, benefit if the Ukrainian consumer trades down as chicken is by far the least expensive protein in Ukraine. MHP has a unique business model given its full integration into feed grains, which enhances its cost structure relative to competitors that also grow chickens commercially. The company already has a roughly 50% share in the organized Ukrainian fresh chicken market, and the industry structure may even become more benign for it if non-integrated competitors are forced to fold or cede market share. Finally, MHP exports nearly 40% of its chicken output as well as surplus grains for US dollars, which provides a buffer for currency weakness at home.

When DO We Act?

Changes in Competitive Intensity

Our investment process is rooted in the hunt for companies with competitive advantages in industries with favorable structural dynamics. So while we remain loath to predict geo-political events, our experience and process enable us to discern changes in the competitive structures of industries, which are generally more relevant to our portfolio decisions.

In January, we sold our holding in Bajaj Auto, a manufacturer of motorcycles and three-wheelers in India, due to the deterioration in the structure of its industry. Bajaj has been facing rising competition in its main division, the two-wheeler market, as Honda Japan has introduced its own products to the market, which now compete against not only Bajaj but also Honda’s one-time joint venture partner Hero Motocorp. We expect that this new entrant in the motorcycle market will depress growth and profitability for Bajaj.

In contrast, in the cellular telephony market of India, we have seen structural improvement after many years of heightened competition from new entrants and adverse regulatory rulings. As the industry has matured, the weaker competitors failed, and the market consolidated so that the top three players now have over 70% revenue

15

Institutional Emerging Markets Portfolio - Class I HLMEX and Class II HLEEX

Emerging Markets Portfolio – Advisor Class HLEMX

market share and are again acting prudently to improve profitability, which had deteriorated materially over time. The result is greater price stability in a more rational competitive environment. Margins have risen, and the heavy capital expenditures that supported the network build-out is abating. This dynamic sets the stage for a future normalization of the industry’s currently still-low margins and returns, and we recently bought a new holding in Bharti Airtel, India’s leading cellular service provider.

Portfolio Structure

The key change we made over this six-month period was to reduce our positions in four IT companies that outperformed in 2013: MediaTek, Tencent, Baidu, and Naver. This brought down our IT allocation closer to an Index-neutral weight but, more importantly, pared our exposure to the “China internet” stocks, Baidu and Tencent, which have performed well. Combined, they represented, at one point, over 5% of the portfolio and now comprise just under 2%, in total. The stocks have moved faster than earnings, and we felt it was time to reduce exposure, especially as their popularity has seemingly reached new highs and most of the news is good.

Within China broadly, as our long-term readers know, we don’t own “the market,” nor much of China’s economy. We own no banks, no property companies, and few state-owned enterprises. Our holdings are largely estranged from the overall credit cycle and are instead related to unique themes such as travel, entertainment, green energy, and automation.

Health Care is now our largest relative overweight, at 6% of the Portfolios compared to less than 2% of the Index. In February, we purchased Sun Pharmaceutical, which is, in our view, India’s premier generic drug manufacturer. It specializes in manufacturing and marketing branded generics and other formulations targeted at various chronic therapy areas. Because these diseases are chronic, Sun benefits from a long tail of repeat purchases.

We’ve been steadily reducing our holdings in the Consumer Staples sector since the middle of 2010, almost entirely due to valuations, but we have also added selectively when we have seen opportunities. We initiated a position in Pão de Açúcar, a retailer in Brazil that reaches a broad range of consumers through a variety of formats including supermarkets, cash and carry stores, hypermarkets, and convenience stores. A new management team is in place at Pão and we expect the company to benefit from its focus on instituting internal improvements designed to make it more competitive and get closer to the customer. We found it refreshing to hear management speak about getting better, not just bigger. We also made a new investment in Tiger Brands of South Africa. Tiger has some of the best-known food and household product brands in South Africa along with a growing grocery segment. As a result of these purchases, the Portfolios once again have a modest overweight to the sector.

Outlook

Our broad view suggests that there may be more sun than rain ahead for EM investors. We have already been through a slew of

Top Ten Holdings at April 30, 2014
Company	Sector	Country	Institutional HLMEX / HLEEX	Advisor HLEMX
Samsung Electronics	Info Technology	South Korea	4.3	4.3

Taiwan Semiconductor	Info Technology	Taiwan	3.1	3.1

Hikma Pharmaceuticals	Health Care	UK	2.5	2.5

AIA Group	Financials	Hong Kong	2.1	2.1

SABMiller	Cons Staples	UK	1.9	1.9

Etihad Etisalat	Telecom Services	Saudi Arabia	1.9	1.9

Hankook Tire	Cons Discretionary	South Korea	1.9	1.9

Pão de Açúcar	Cons Staples	Brazil	1.8	1.8

Banco Bradesco	Financials	Brazil	1.8	1.8

Jarir Marketing	Industrials	Saudi Arabia	1.7	1.7

currency devaluations, deteriorating economic indicators, social unrest, and plenty of other bad news. As is often the case after a period of such difficulties, the prospects for more positive changes appear to have improved. The current Indian elections are expected to result in the victory of a more pro-business party. In Brazil, the decline in popularity of President Dilma Roussef indicates that its electorate is also dissatisfied, and a change may be brewing. In Indonesia, inflation is falling and the current account is improving, progress that stimulated a rebound in its currency and stock market after notable declines in both last year. Other EMs are, at the margin, making harder and more sensible decisions that suggest some of the errant policy missteps we bemoaned last year may be correcting.

Perhaps more instructive to us, though, is the view from the bottom-up: our EM banks are doing well as businesses throughout all this. We would expect as much, as most have weathered some form of economic or political gale in past decades without major balance sheet stress. Given that banks can be especially sensitive to the macroeconomic environment vis-à-vis interest rate changes and foreign exchange fluctuations, we are encouraged by what we see. Banks we own in Indonesia, India, Thailand, Russia, South Africa, Brazil, Mexico, and Nigeria have all increased provisions over the past year, which has admittedly muted profit growth, but non-performing loans have been flat and, in some cases, actually fell for the full year of 2013. We do not see evidence of any sweeping crisis in EMs—surely not in our banks. In sum, although the past three years have been stormy, now seems a poor time to run for cover. We remain, as ever, focused on shifts in valuation and industry structure and will take portfolio action in accordance with changes that relate to fundamentals, rather than external drivers.

Please read the separate disclosure page for important information, including the risks of investing in each Portfolio.

16

Frontier Emerging Markets Portfolio

Portfolio Managers

from left: Pradipta Chakrabortty Co-Lead Portfolio Manager G. Rusty Johnson, CFA Co-Lead Portfolio Manager Richard Schmidt, CFA Portfolio Manager

Performance Summary

The Frontier Emerging Markets Portfolio – Institutional Class rose 13.31% and the Investor Class gained 12.99% (net of fees and expenses) in the six-month period ended April 30, 2014. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets Index, rose 10.71% (net of source taxes) over the same period.

Market Review

There was a wide dispersion of returns for the Index’s constituents over the past six months, from the 63% return of the United Arab Emirates (UAE) to the 14% decline of Estonia. By a wide margin, the Gulf was the best-performing region in the Index, with especially strong gains not only in the UAE but also in Qatar. Together, these markets account for about 60% of the Gulf portion of the Index, although they will both soon be upgraded from the Frontier Market classification to Emerging Market (EM) by index providers MSCI (effective June 2014) and S&P Dow Jones (effective September 2014). We have noted clear evidence of improving economic performance in these two countries. In Qatar, massive infrastructure spending in preparation for the 2022 FIFA World Cup is having a positive spillover effect on other areas of the economy, including construction, power generation, real estate, manufacturing, and financial services. The UAE’s status as a relatively safe haven from the turmoil elsewhere in the Middle East has attracted increased tourism and business activity. We provide further discussion of the UAE later in this commentary.

Latin America was flat—and the worst-performing region this period—due to declines in the Colombian market, which comprises over 60% of the region’s weight in the Index. Colombia suffered from falling share prices in its resource sector amidst global growth concerns, commodity price weakness, and regulatory factors. Energy companies have struggled to grow reserves and production volumes due to bureaucratic delays in issuing environmental licenses to oil companies for drilling and water injection, as well as attacks on oil pipelines by FARC militant groups. Investors have also been cautious toward Colombia due to political uncertainty ahead of the presidential elections in May.

Returns in Latin America were boosted, however, by Argentina, which significantly outperformed the Index. This market’s strong returns reflect investor optimism that the electoral defeats suffered by President Cristina Kirchner’s Front for Victory party (FPV) in the mid-term congressional elections in October 2013 indicate that a regime change may be in the cards, which could be a prelude to improvements in Argentina’s political and economic environment. Since losing clout in the elections, Kirchner has “doubled-down” in defense of her rule. She seems determined to continue currency rationing and extended price controls into another year. Consequently, we are still cautious of Argentina and have no investments there given the weakness of the peso and our concerns over the government’s policy making, nationalization of private entities, and failure to address the structural problems in the economy.

Outlook

As we have noted in past reports, the long-term investment opportunity within frontier and small emerging (FEM) countries reminds us of the progression that many of today’s larger EMs experienced over the last 25 years. Specifically, we expect three trends will help create an expanding number of attractive long-term investment opportunities in many of these countries: promotion of business-friendly policies by governments (including a large-scale focus on tackling infrastructure problems); favorable demographics with rising income levels; and innovations in banking and credit that support broadening economic inclusion. These conditions, combined with the low penetration of products and services in new developing economies, should support the growth of companies that are able to take advantage of these trends.

We note that over the next 18 months, a number of important FEM countries are facing political transitions. Colombia, Tunisia, Romania, Ukraine, and Egypt are scheduled for presidential elections from May through end of 2014, while elections in Nigeria and Argentina are to follow in 2015. These countries—which collectively account for approximately one-third of the Index—are each at different stages of maturity in their political systems and their progress toward democracy; nevertheless, in the months preceding an election, newly developing countries tend to exhibit heightened political risks. In some cases, there could be protests and violence that pose security threats or disrupt business activities, or both, as we witnessed in Bangladesh in early 2014. We have also observed instances where, in advance of elections, governments engage in profligate fiscal spending that sometimes threatens macroeconomic stability, primarily by causing higher inflation and a weaker currency. Such was the case in Ghana in 2012 and appears to be occurring currently in Argentina. Sometimes, the mere perception of risk by corporates and foreign investors leads to currency depreciation and growth slowdown.

While cognizant of the potential impact of political uncertainty for many FEM countries in the coming months, we will remain focused on investing over a longer-term horizon. Our goal is to invest in a disciplined way in companies that are favorably positioned in structurally attractive industries, have strong financials, and demonstrate capable management with the ability to successfully execute well-defined growth strategies. Given our long-term view, we may increase our exposure to high-quality companies that we follow if the crystallization of political risks that we deem to be temporary results in more attractive valuations.

Performance Attribution

The Portfolio outperformed the Index in this period. By sector, stock selection in Materials contributed the most to excess returns, although this was modestly tempered by our overweight to this underperforming sector. Shares of Pakistani fertilizer company Engro rose as the company reduced uncertainty over its supply of natural gas (a key input to its manufacturing process) by

17

Institutional Class HLFMX

Investor Class HLMOX

Performance
Average Annualized Total Returns (%)
at March 31, 2014						at April 30, 2014

	Inception Date	1 year	3 years	5 years	Since Inception*	1 year	3 years	5 years	Since Inception*
Frontier Emerging Markets Portfolio – Institutional Class	5/27/08	13.97	7.18	18.86	-1.01	18.94	7.80	17.34	-0.11

Frontier Emerging Markets Portfolio – Investor Class	12/31/10	13.48	6.74	–	4.82	18.34	7.38	–	6.34

MSCI Frontier Emerging Markets Index†		7.17	6.06	15.53	3.41	12.28	6.86	14.28	4.89

*The since inception return of the MSCI Frontier Emerging Markets Index is since 12/31/10. †The inception date of the Index is 12/2/08.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. The Portfolio imposes a 2% redemption fee on shares held 90 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

signing a long-term gas supply agreement with Pakistan’s government and gas companies. Other contributors within the sector included cement companies Dangote Cement of Nigeria and Lafarge Surma Cement of Bangladesh. These companies dominate their local cement markets with relatively stable product prices and therefore were less impacted by the fall in commodity prices compared to other Materials companies that rely upon global commodities markets where prices were more volatile. Our stock selection in Financials detracted most from performance, primarily from Ghana Commercial Bank whose shares declined due to currency weakness.

Viewed geographically, the Portfolio’s outperformance can be attributed primarily to good stock selection in Asia. We benefitted from strong performance in Pakistan (Engro) as well from two companies in Bangladesh, Olympic Industries and Square Pharmaceuticals. Olympic’s shares performed well as the company shifted its product mix toward higher margin biscuits. Square reported an increase in profits from a combination of higher sales growth, lower costs of sales, and higher operating efficiency. Our underweight to the top performing Gulf region was the biggest detractor of performance in the period on a regional basis.

Fund Facts at April 30, 2014
Total Net Assets		$425.9 M
Sales Charge		None
Number of Holdings		78
Turnover (5 Yr. Average)		32%
Redemption Fee		2% first 90 days
Dividend Policy		Annual
	Institutional Class	Investor Class
Ticker	HLFMX	HLMOX
CUSIP	412295867	412295859
Inception Date	5/27/2008	12/31/2010
Minimum Investment*	$100,000	$5,000
Net Expense Ratio†	1.73%	2.20%
Gross Expense Ratio	1.80%	2.64%

*Lower minimums available through certain brokerage firms. †The Net Expense Ratio is as of April 30, 2014 as the Portfolio is operating below the contractual agreement, which is in effect until February 28, 2015. The Gross Expense Ratio is as of the Prospectus, dated February 28, 2014.

United Arab Emirates

Strong economic fundamentals but market getting frothy

Economic activity in the UAE has continued to accelerate, as shown by the HSBC Purchasing Managers Index (PMI), which recorded an increase in output, new orders, and employment in February 2014.1 The improving economy has been reflected in the very strong performance of the UAE market; the MSCI UAE Index rose 63% in the last six months. Retail investors—who account for over 75% of total trading value on the stock exchange—have continued to buy stocks at high valuations ahead of MSCI’s reclassification of the UAE from a Frontier Market to a member of the MSCI Emerging Markets Index effective June 2014.2 Many hope that significant investment inflows from EM index funds and active EM managers will continue to push stock prices even higher. While recognizing the country’s strong economic momentum, we have been concerned that stock prices in the UAE may be moving beyond fundamentals and possibly even into “bubble” territory. We therefore have adopted a cautious stance toward the UAE market and maintained the Portfolio’s underweight relative to the Index.

One factor boosting the UAE market has been euphoria surrounding the resurgence in the country’s real estate industry, which accounts for about 40% of the MSCI UAE Index. The government has announced a number of large-scale real estate and infrastructure projects in preparation for the UAE’s hosting of the 2020 World Expo. Real estate companies have begun taking advantage of the lofty valuations resulting from this activity: DAMAC Real Estate launched an IPO in December 2013 and Emirates REITs did the same in March 2014. Alongside our concerns about stock valuations in the UAE, we are also wary of the rapid rise in property prices, which in some areas of Dubai are back to their peak levels seen before the 2008 financial crisis. Our view on the real estate market was supported by a recent report from Jones Lang LaSalle (JLL), an independent real estate research firm, which asserted that the return of speculation is driving rents and property values in the residential sector to unsustainable heights that, if not curtailed, could be harmful to the sector in the long term.3

1The PMI is an economic indicator derived from monthly surveys of private sector companies based on new orders, inventory levels, production, supplier deliveries, and employment.

2Dubai Financial Market (PJSC) Annual Report 2013, 16.

3Jones Lange LaSalle, “Dubai Real Estate Market Overview,” Q4 2013.

18

Frontier Emerging Markets Portfolio continued

Our only property-company holding in Dubai is Emaar Properties, a high-quality real estate developer that recently spun off its retail arm to cash in on the high stock prices and create value for shareholders. Emaar’s main competitive advantage is its access to a significant land bank in Downtown Dubai, which we believe will continue to be the prime location for real estate activities in the coming years. Emaar is highly profitable, in part because its land holdings were granted by the government to the company for free; the company should thus be more resilient than its peers in the event of a real estate pricing shock. More importantly, Emaar enjoys recurring income streams from hotels and malls, which comprise over half of the company’s revenues and the majority of its profits. By contrast, its competitors are solely dependent on property sales.

Nigeria

Political risk is rising but long-term opportunities remain

In early April 2014, Nigeria announced the results of its GDP re-basing, a process that countries undergo periodically to capture more accurately the weight of each sector by adjusting the reference date of the calculation. Nigeria changed its base year from 1990 to 2010 as the older data did not accurately capture the fast-growing service industries that sprang up in the intervening 20 years, such as mobile telecoms and Nollywood, currently the world’s third-largest film industry. The rebasing process—conducted in collaboration with the World Bank, IMF, and other international agencies—resulted in an 89% increase in reported GDP to US$510 billion, making Nigeria’s economy officially the largest in Africa.4 Although we applaud this effort to improve the accuracy of reported numbers, it does not change the fact that there is still much work to be done in Nigeria in terms of poverty reduction, job creation, and infrastructure development.

Nigeria displayed indications of increased political risk this period. In February, President Goodluck Jonathan suspended Central Bank Governor Lamido Sanusi, accusing him of financial recklessness and misconduct. The timing of the president’s actions suggest the suspension may have been politically motivated—the bank governor has been openly critical of the lack of transparency in the national oil company’s financial operations—and may be an ominous sign that the central bank is losing its independence. The country has also suffered a higher frequency of sectarian violence, kidnappings, and terrorism so far in 2014, mostly perpetrated

Geographical Weightings (%) at April 30, 2014
Institutional and Investor Classes
Region	Portfolio	Benchmark	[1]

Africa	23.0	15.6

Asia	28.0	19.3

Europe	7.8	4.5

Gulf States	24.4	33.6

Latin America	11.3	25.7

Middle East	1.1	1.3

Developed Market Listed[2]	2.9	–

Cash	1.5	–

1MSCI Frontier Emerging Markers Index. 2Includes frontier markets or emerging markets companies listed in developed markets.

Sector Weightings (%) at April 30, 2014
Institutional and Investor Classes
Sector	Portfolio	Benchmark	[1]

Consumer Discretionary	3.5	0.6

Consumer Staples	15.0	6.4

Energy	4.2	8.1

Financials	35.9	52.4

Health Care	5.5	1.2

Industrials	11.8	10.0

Information Technology	0.6	0.0

Materials	15.7	8.0

Telecom Services	4.8	10.4

Utilities	1.5	2.9

Cash	1.5	–

1MSCI Frontier Emerging Markets Index

by the terrorist group called Boko Haram. While the violence is mostly confined to the less-developed northeastern part of Nigeria, there is a risk that the attacks could spread to other parts of the country. Nigeria saw significant capital outflows in the quarter and the central bank continued to deploy the country’s reserves to defend the currency.

Although recent events in Nigeria are reminders that FEM equities carry high risks, we remain focused on identifying industries with good growth prospects and favorable competitive structures. We think Nigeria’s cement industry is one such area that is attractive for investment. The country’s annual per capita cement consumption is very low by regional and global standards, presenting a significant opportunity for growth. Increasing demand for cement in Nigeria should be spurred by the country’s large and growing population, its expanding workforce and middle class, and rapid urbanization. The country’s cement manufacturers all expect demand to continue growing in double digits in the medium term, in line with the industry’s 16% growth in 2013.

The structure of Nigeria’s cement industry is also very favorable. The country has only four cement manufacturers with a combined total production capacity of over 28.5 million tons per year.5 These companies have benefitted from a ban on cement imports into Nigeria that was implemented in 2012 to attract domestic investment. We believe the limited competition, high barriers to entry, and strong bargaining power over buyers are reasons why the industry has long been able to sustain a cash-before-delivery sales model and high cement prices of about US$170 per ton. By contrast, in Pakistan, where the industry structure is more fragmented, cement is roughly half this price. Cement producers in Nigeria also enjoy access to low-cost natural gas because of its abundance in the country, reducing production costs and boosting operating margins.

Dangote Cement is Nigeria’s largest cement producer with an approximate 70% share of industry capacity. The company’s competitive advantages include its low cost of production, vast distribution

4Economist.com, “Give Yourself an 89% Raise: Nigeria’s Economy is Bigger than Everyone Thought,” April 7, 2014.

5Cement Manufacturers Association of Nigeria (CMAN), “Cement Availability in Nigerian Market,” 2012.

19

Institutional Class HLFMX

Investor Class HLMOX

network, and superior product quality. Dangote also has a geographical advantage because its plants are located near the expected sites of a majority of future housing construction and infrastructure projects—near Lagos in the southwest and in the central region close to the capital city of Abuja. The company has built an additional barrier to entry by acquiring exclusive limestone mining rights near important markets and fuel sources. It is also looking beyond its home market by launching an aggressive production capacity expansion program in 13 other African countries. Dangote is targeting a tripling of its production capacity to 60 million tons by 2015, which should place it among the top 15 global cement producers. The company’s balance sheet is strong and we are confident that its management team has the expertise to deliver on projects to achieve future growth.

Vietnam

Getting back on track

Over the last two years, Vietnam’s macroeconomic indicators have flashed major warning signals. The country’s large fiscal stimulus in response to the global financial crisis and uncontrolled credit growth led to a sharp upswing in inflation, which peaked at an annualized rate of 23% in August 2011. Similarly, rapid depletion of international reserves forced a devaluation of the dong in 2011. The country’s central bank—the State Bank of Vietnam (SBV)—responded with an aggressive tightening of monetary policy and the imposition of credit limits for banks. The massive real estate bubble bust that followed as an unintended consequence of these measures led to a spike in banks’ non-performing loans due to their credit exposure to these real estate projects and a general economic slowdown.6 Currently, the real estate market remains hampered by huge supply overhang, and price cuts on new residential projects are ongoing. Additionally, economic activity remains overwhelmingly dominated by inefficiently run, state owned enterprises (SOEs) that have struggled to service their debt, posing further risk to the weak banking sector.

However, economic conditions began to show signs of improvement in 2013. International reserves tripled from about US$14 billion at the end of 2011 to around US$39 billion at end of 2013, the exchange rate stabilized, and inflation came down to single-digit levels, giving the SBV room for accommodative monetary policy to spur economic growth.7 We are also encouraged to see that the government is showing serious signs of tackling the deep-rooted economic challenges that have plagued the country over the last few years. The first step is to reform the SOEs. Part of the reform agenda is to restructure them with the ultimate goal of privatization, either through strategic partnerships or stock exchange listings. Concurrently, the SBV is also working to set up a framework to address the high number of non-performing loans in the banking sector. SBV aims to use a “bad bank” model, transferring distressed assets to state-owned Vietnam Asset Management Company. Our Japan analyst, Yoko Sakai, visited Vietnam during March 2014 to meet the local managements of subsidiaries of several Japanese companies, as well as carry out channel checks of retail stores operated by businesses we cover. She returned with a

6International Monetary Fund, “Vietnam: 2012 Article IV Consultation,” IMF Country Report No.12/165, July 2012, p. 7.

7International Monetary Fund, “IMF Executive Board Concludes 2013 Article IV Consultation with Vietnam,” Press Release No. 13/304, August 9, 2013.

Ten Largest Holdings at April 30, 2014
Institutional and Investor Classes
Company	Sector	Country	%

Jarir Marketing	Industrials	Saudi Arabia	4.1

KIPCO	Financials	Kuwait	3.7

Engro	Materials	Pakistan	3.5

Universal Robina	Cons Staples	Philippines	3.4

Cementos Argos	Materials	Colombia	3.2

Square Pharmaceuticals	Health Care	Bangladesh	3.1

Olympic Industries	Cons Staples	Bangladesh	3.1

Qatar National Bank	Financials	Qatar	2.9

Halyk Savings Bank	Financials	Kazakhstan	2.8

Equity Bank	Financials	Kenya	2.6

generally positive outlook on the country and the progress of the recently launched economic reforms.

While the reform implementation will take a few years, we are enthused by the country’s high growth potential, supported by long-term structural drivers typical in frontier markets. Vietnam is richly endowed with natural resources such as coffee, rice, and hydrocarbons, with proven oil reserves of over four billion barrels.8 Vietnam is also the thirteenth most populous country in the world, with a population of about 90 million. Moreover, its population is relatively youthful and, more importantly, has a high literacy level of 93%, which is on par with some of the more affluent Asian nations and higher than many other frontier Asian countries.9 This demographic attractiveness, combined with the country’s relatively low wage rate (about one-third of China’s), makes Vietnam an attractive destination for global manufacturing. The IMF expects GDP growth to remain above 5% a year for the next five years, and we believe that Vietnam’s long-term economic growth outlook appears strong.10

Portfolio holding Hoa Phat Group, a leading construction steel manufacturer in Vietnam, released strong results for the three months ended March 2014 that indicated revenue and profits were up 66% and 89% respectively year over year. As the lowest-cost steel producer in the country with an extensive distribution network, the company continued to gain market share from smaller, less-efficient, and more-leveraged competitors. Hoa Phat’s margins also expanded as a result of increased production from its newly commissioned integrated steel factory, which uses more efficient blast furnace technology that provided additional cost advantages over its older plant.

8US Energy Information Administration, “Vietnam: Country Overview,” last updated August 2013.

9CIA World Factbook, “Vietnam: People and Society,” last updated January 8, 2014.

10International Monetary Fund, “World Economic Outlook Database: Vietnam,” last updated October 8, 2013. www.imf.org/external/pubs/ft/weo/2013/02/weo-data/index.aspx.

Please read the separate disclosure page for important information, including the risks of investing in the Portfolio.

20

Commentary Disclosures

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Bold type indicates companies held in the Portfolios during the fiscal half year. Only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and sector and geographical allocations should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector & Geographical Weightings data is sourced from: Wilshire Atlas, Harding Loevner Portfolios, and MSCI Barra. Differences may exist between this source data and similar information reported in the financial statements due to timing differences and/or adjustments required pursuant to Generally Accepted Accounting Principles (GAAP).

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 44 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 43 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 43 developed and emerging markets countries and targets companies within a market capitalization range of USD 170–4,200 million in terms of the companies’ full market capitalization. Net dividends reinvested.

The MSCI All Country World ex-US Large Cap Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 43 developed and emerging market countries. The Large Cap Indices target a coverage range of about 70% of the free float-adjusted market capitalization in each market. Net dividends reinvested.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index consists of 21 developed market countries. Net dividends reinvested.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 21 emerging market countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 26 frontier markets and 4 emerging markets countries. Net dividends reinvested.

The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The Index consists of 26 frontier markets countries.

The MSCI United Arab Emirates (UAE) Index is designed to measure the performance of the large and mid cap segments of the UAE market. The Index covers approximately 85% of the UAE equity universe.

You cannot invest directly in these Indices.

A basis point is a unit that is equal to 1/100th of a percentage point.

Book value is the cost of an asset minus the accumulated depreciation.

Cash Flow Return on Equity (CFROE) is an internal rate of return usually applied to the banking, diversified financials, insurance, and mortgage REITs industries. CFROE is approximately equal to Cash Earnings as a percent of Tangible Equity.

Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions.

Free Cash Flow is the measure of the financial performance calculated as operating cash flow minus capital expenditures.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Growth Rank and Quality Rank are proprietary measures determined using objective data to rank companies on a number of factors that, in the case of Quality, attempt to measure the stability, trend, and level of profitability, as well as balance sheet strength. In the case of Growth, objective data is utilized to rank companies based on an assessment of historic growth of earnings, sales, and assets, as well as expected moves in earnings and profitability.

Price to Book is the ratio of a firm’s closing stock price and its fiscal year end book value/share.

Return on Capital (ROC) is estimated by dividing the after-tax operating income by the book vale of invested capital.

Return on Equity (ROE) is the net income divided by total common equity outstanding, expressed as a percent.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

21

Semi-Annual Report

April 30, 2014

Global Equity Portfolio

International Equity Portfolio

International Small Companies Portfolio

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Harding, Loevner Funds, Inc.

c/o Northern Trust

Attn: Funds Center C5S

801 South Canal Street

Chicago, IL 60607

(877) 435-8105

www.hardingloevnerfunds.com

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

April 30, 2014 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended April 30, 2014.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2013 to April 30, 2014)
Global Equity Portfolio—Institutional Class
Actual	$1,000.00	$1,046.80	0.95%	$4.82
Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	0.95%	4.76
Global Equity Portfolio—Advisor Class
Actual	1,000.00	1,045.40	1.22%	6.19
Hypothetical (5% annual return before expenses)	1,000.00	1,018.74	1.22%	6.11
International Equity Portfolio—Institutional Class
Actual	1,000.00	1,016.40	0.86%	4.30
Hypothetical (5% annual return before expenses)	1,000.00	1,020.53	0.86%	4.31
International Equity Portfolio—Investor Class
Actual	1,000.00	1,015.20	1.18%	5.90
Hypothetical (5% annual return before expenses)	1,000.00	1,018.94	1.18%	5.91
International Small Companies Portfolio—Institutional Class
Actual	1,000.00	1,074.50	1.30%	6.69
Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	1.30%	6.51
International Small Companies Portfolio—Investor Class
Actual	1,000.00	1,072.90	1.55%	7.97
Hypothetical (5% annual return before expenses)	1,000.00	1,017.11	1.55%	7.75
Institutional Emerging Markets Portfolio—Class I
Actual	1,000.00	1,010.60	1.30%	6.48
Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	1.30%	6.51
Institutional Emerging Markets Portfolio—Class II**
Actual	1,000.00	1,040.00	1.15%	1.80
Hypothetical (5% annual return before expenses)	1,000.00	1.019.09	1.15%	5.76
Emerging Markets Portfolio—Advisor Class
Actual	1,000.00	1,009.10	1.44%	7.17
Hypothetical (5% annual return before expenses)	1,000.00	1,017.65	1.44%	7.20
Frontier Emerging Markets Portfolio—Institutional Class
Actual	1,000.00	1,133.10	1.73%	9.15
Hypothetical (5% annual return before expenses)	1,000.00	1,016.22	1.73%	8.65
Frontier Emerging Markets Portfolio—Investor Class
Actual	1,000.00	1,129.90	2.20%	11.62
Hypothetical (5% annual return before expenses)	1,000.00	1,013.88	2.20%	10.99

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

** Institutional Emerging Markets Portfolio – Class II commenced operations on March 5, 2014 (56 days) and the Actual example reflects the period from March 5, 2014 to April 30, 2014. However, for purposes of comparability, the Hypothetical example assumes that the Portfolio’s Class II was operational for the full six month period.

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2014 (unaudited)

	Shares	Value
COMMON STOCKS - 97.1%

Australia - 0.8%

Cochlear Ltd. (Health Care Equipment & Services)†	101,616	$5,554,427

France - 5.5%

Air Liquide SA (Materials)†	75,430	10,800,389

Dassault Systemes SA (Software & Services)†	116,028	14,271,779

Essilor International SA (Health Care Equipment & Services)†	71,100	7,608,301

L’Oreal SA (Household & Personal Products)†	48,600	8,365,985

		41,046,454

Germany - 1.2%

QIAGEN NV (Pharmaceuticals, Biotechnology & Life Sciences)*	391,650	8,577,135

Hong Kong - 2.0%

AIA Group Ltd. (Insurance)†	3,033,600	14,713,709

India - 2.1%

HDFC Bank Ltd. - ADR (Banks)	191,900	7,685,595

ICICI Bank Ltd. - Sponsored ADR (Banks)	186,800	7,970,756

		15,656,351

Indonesia - 0.9%

Bank Central Asia Tbk PT (Banks)†	7,051,124	6,710,750

Japan - 7.6%

ABC-Mart Inc. (Retailing)†	215,500	9,664,370

FANUC Corp. (Capital Goods)†	90,400	16,267,591

Keyence Corp. (Technology Hardware & Equipment)†	27,196	10,476,492

M3 Inc. (Health Care Equipment & Services)†	601,000	8,279,711

MonotaRO Co., Ltd. (Capital Goods)†	142,600	2,887,407

Unicharm Corp. (Household & Personal Products)†	157,900	8,555,705

		56,131,276

Mexico - 1.9%

America Movil SAB de CV, Series L - ADR (Telecommunication Services)	457,900	9,194,632

	Shares	Value
COMMON STOCKS - 97.1% (continued)

Mexico - 1.9% (continued)

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	46,400	$5,194,944

		14,389,576

Russia - 1.8%

Magnit OJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	140,000	6,619,928

Yandex NV, Class A (Software & Services)*	245,200	6,497,800

		13,117,728

South Africa - 1.4%

Sasol Ltd. (Energy)†	183,400	10,302,595

Spain - 1.1%

Inditex SA (Retailing)†	55,850	8,400,363

Sweden - 1.1%

Elekta AB, Class B (Health Care Equipment & Services)†	604,900	8,475,910

Switzerland - 8.1%

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	80,300	8,396,422

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	270,000	20,838,600

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	38,400	11,289,154

Sonova Holding AG, Reg S (Health Care Equipment & Services)*†	63,700	9,213,652

Swatch Group AG, Bearer (Consumer Durables & Apparel)†	15,750	10,140,265

		59,878,093

Turkey - 1.7%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	41,080	948,724

Turkiye Garanti Bankasi AS - ADR (Banks)	3,193,219	11,782,978

		12,731,702

United Kingdom - 6.5%

Aggreko plc (Commercial & Professional Services)†	141,100	3,763,813

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 97.1% (continued)

United Kingdom - 6.5% (continued)

ARM Holdings plc - Sponsored ADR (Semiconductors & Semiconductor Equipment)	236,880	$10,782,778

Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)†	214,570	12,268,119

Standard Chartered plc (Banks)†	431,300	9,344,150

WPP plc (Media)†	541,500	11,691,531

		47,850,391

United States - 53.4%

3M Co. (Capital Goods)	70,500	9,805,845

Abbott Laboratories (Health Care Equipment & Services)	193,400	7,492,316

Allergan Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	94,600	15,688,464

American Express Co. (Diversified Financials)	103,500	9,049,005

BorgWarner Inc. (Automobiles & Components)	173,100	10,756,434

Bunge Ltd. (Food, Beverage & Tobacco)	105,400	8,395,110

Citrix Systems Inc. (Software & Services)*	157,200	9,323,532

Coach Inc. (Consumer Durables & Apparel)	281,800	12,582,370

Cognizant Technology Solutions Corp., Class A (Software & Services)*	174,300	8,349,842

Colgate-Palmolive Co. (Household & Personal Products)	201,100	13,534,030

DaVita HealthCare Partners Inc. (Health Care Equipment & Services)*	207,300	14,365,890

eBay Inc. (Software & Services)*	350,250	18,153,458

Emerson Electric Co. (Capital Goods)	167,124	11,394,514

Exxon Mobil Corp. (Energy)	95,500	9,780,155

F5 Networks Inc. (Technology Hardware & Equipment)*	91,150	9,586,245

First Republic Bank (Banks)	187,300	9,507,348

Google Inc., Class A (Software & Services)*	23,360	12,494,797

Google, Inc., Class C (Software & Services)*	7,660	4,034,216

Informatica Corp. (Software & Services)*	210,100	7,448,045

	Shares	Value
COMMON STOCKS - 97.1% (continued)

United States - 53.4% (continued)

JPMorgan Chase & Co. (Banks)	264,300	$14,795,514

Lazard Ltd., Class A (Diversified Financials)	214,100	10,073,405

MasterCard Inc., Class A (Software & Services)	104,700	7,700,685

Microsoft Corp. (Software & Services)	375,800	15,182,320

Monsanto Co. (Materials)	104,600	11,579,220

NIKE Inc., Class B (Consumer Durables & Apparel)	213,300	15,560,235

Praxair Inc. (Materials)	70,000	9,138,500

Procter & Gamble Co. (Household & Personal Products)	87,200	7,198,360

Ralph Lauren Corp. (Consumer Durables & Apparel)	38,300	5,797,471

Roper Industries Inc. (Capital Goods)	95,150	13,221,092

Schlumberger Ltd. (Energy)	216,450	21,980,498

Sigma-Aldrich Corp. (Materials)	172,050	16,552,930

SVB Financial Group (Banks)*	95,400	10,178,226

Trimble Navigation Ltd. (Technology Hardware & Equipment)*	265,610	10,207,392

Wells Fargo & Co. (Banks)	504,050	25,021,042

		395,928,506

Total Common Stocks (Cost $566,785,554)		$719,464,966

CASH EQUIVALENT - 2.9%

Northern Institutional Funds - Prime Obligations Portfolio, 0.02% (Money Market Fund)	21,712,909	21,712,909

Total Cash Equivalent (Cost $21,712,909)		$21,712,909

Total Investments — 100.0%

(Cost $588,498,463)		$741,177,875

Liabilities Less Other Assets - 0.0%		(291,588)

Net Assets — 100.0%		$740,886,287

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets

Automobiles & Components	1.5%

Banks	13.9

Capital Goods	7.2

Commercial & Professional Services	0.5

Consumer Durables & Apparel	5.9

Diversified Financials	2.6

Energy	5.7

Food & Staples Retailing	1.0

Food, Beverage & Tobacco	4.6

Health Care Equipment & Services	8.2

Household & Personal Products	5.1

Insurance	2.0

Materials	6.5

Media	1.6

Money Market Fund	2.9

Pharmaceuticals, Biotechnology & Life Sciences	7.6

Retailing	2.4

Semiconductors & Semiconductor Equipment	1.5

Software & Services	14.0

Technology Hardware & Equipment	4.1

Telecommunication Services	1.2

Total Investments	100.0
Liabilities Less Other Assets	0.0
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2014 (unaudited)

	Shares	Value
COMMON STOCKS - 92.3%

Australia - 2.5%

Cochlear Ltd. (Health Care Equipment & Services)†	612,300	$33,468,902

CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,101,500	70,236,007

		103,704,909

Belgium - 2.2%

Anheuser-Busch InBev NV - Sponsored ADR (Food, Beverage & Tobacco)	858,000	90,793,560

Canada - 4.2%

Canadian National Railway Co. (Transportation)	1,398,300	81,898,431

Imperial Oil Ltd. (Energy)	1,909,300	93,173,840

		175,072,271

China - 1.8%

Baidu Inc. - Sponsored ADR (Software & Services)*	219,300	33,739,305

ENN Energy Holdings Ltd. (Utilities)†	6,017,000	42,070,773

		75,810,078

Denmark - 2.0%

Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)†	1,814,900	82,344,657

France - 12.6%

Air Liquide SA (Materials)†	867,800	124,255,299

Dassault Systemes SA (Software & Services)†	1,121,974	138,006,037

L’Oreal SA (Household & Personal Products)†	586,800	101,011,523

LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)†	250,200	49,249,897

Schneider Electric SA (Capital Goods)†	1,149,600	108,044,208

		520,566,964

Germany - 11.3%

Allianz SE, Reg S (Insurance)†	717,200	124,286,431

Bayerische Motoren Werke AG (Automobiles & Components)†	839,500	105,116,157

Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)†	1,093,300	75,155,656

Fuchs Petrolub SE (Materials)†	143,387	13,202,903

	Shares	Value
COMMON STOCKS - 92.3% (continued)

Germany - 11.3% (continued)

SAP AG - Sponsored ADR (Software & Services)	1,845,800	$149,491,342

		467,252,489

Hong Kong - 5.2%

AIA Group Ltd. (Insurance)†	22,231,200	107,826,810

Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)†	2,718,900	49,003,622

Sands China Ltd. (Consumer Services)†	5,328,400	39,198,879

Xinyi Glass Holdings Ltd. (Automobiles & Components)†	23,220,000	18,339,899

		214,369,210

India - 2.4%

ICICI Bank Ltd. - Sponsored ADR (Banks)	2,280,400	97,304,668

Japan - 13.2%

FANUC Corp. (Capital Goods)†	589,700	106,117,238

JGC Corp. (Capital Goods)†	2,664,000	86,241,295

Keyence Corp. (Technology Hardware & Equipment)†	165,681	63,823,930

M3 Inc. (Health Care Equipment & Services)†	3,365,500	46,365,006

MISUMI Group Inc. (Capital Goods)†	1,565,200	38,058,856

Mitsubishi Estate Co., Ltd. (Real Estate)†	2,022,000	45,764,375

MonotaRO Co., Ltd. (Capital Goods)†	789,000	15,975,904

Sysmex Corp. (Health Care Equipment & Services)†	1,849,400	58,514,956

Unicharm Corp. (Household & Personal Products)†	1,547,400	83,844,827

		544,706,387

Poland - 1.3%

Bank Pekao SA - GDR, Reg S (Banks)#†	822,300	52,649,073

Singapore - 1.2%

DBS Group Holdings Ltd. (Banks)†	3,764,083	50,982,065

South Africa - 2.4%

MTN Group Ltd. (Telecommunication Services)†	2,715,200	54,464,090

Sasol Ltd. (Energy)†	823,200	46,243,707

		100,707,797

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 92.3% (continued)

South Korea - 1.1%

Samsung Electronics Co., Ltd. - GDR, Reg S (Semiconductors & Semiconductor Equipment)†	71,900	$46,422,544

Spain - 1.8%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	6,106,600	75,201,836

Sweden - 1.6%

Atlas Copco AB, Class A (Capital Goods)†	2,264,900	65,920,653

Switzerland - 9.4%

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	1,908,300	147,282,594

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	440,600	129,531,279

Sonova Holding AG, Reg S (Health Care Equipment & Services)*†	348,500	50,407,502

Swatch Group AG, Bearer (Consumer Durables & Apparel)†	90,300	58,137,517

		385,358,892

Taiwan - 1.4%

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	11,038,125	43,512,492

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	659,700	13,259,970

		56,772,462

Turkey - 1.4%

Turkiye Garanti Bankasi AS - ADR (Banks)	15,676,700	57,847,023

United Kingdom - 8.8%

ARM Holdings plc (Semiconductors & Semiconductor Equipment)†	5,008,200	75,652,373

BG Group plc (Energy)†	3,212,400	65,101,946

Tesco plc (Food & Staples Retailing)†	7,748,600	38,426,404

Unilever plc (Food, Beverage & Tobacco)†	1,084,000	48,538,128

	Shares	Value
COMMON STOCKS - 92.3% (continued)

United Kingdom - 8.8% (continued)

WPP plc (Media)†	6,183,700	$133,512,314

		361,231,165

United States - 4.5%

Bunge Ltd. (Food, Beverage & Tobacco)	1,051,000	83,712,150

Schlumberger Ltd. (Energy)	983,100	99,833,805

		183,545,955

Total Common Stocks (Cost $3,032,874,991)		$3,808,564,658

PREFERRED STOCKS - 4.9%

Brazil - 3.0%

Itau Unibanco Holding SA - ADR (Banks)	7,598,798	124,316,335

Germany - 0.6%

Fuchs Petrolub SE (Materials)†	239,000	24,009,424

South Korea - 1.3%

Samsung Electronics Co., Ltd. - GDR, Reg S (Semiconductors & Semiconductor Equipment)†	105,500	52,558,483

Total Preferred Stocks (Cost $169,262,414)		$200,884,242

CASH EQUIVALENT - 2.5%

Northern Institutional Funds - Prime Obligations Portfolio, 0.02% (Money Market Fund)	103,302,893	103,302,893

Total Cash Equivalent (Cost $103,302,893)		$103,302,893

Total Investments — 99.7%

(Cost $3,305,440,298)		$4,112,751,793

Other Assets Less Liabilities - 0.3%		10,411,836

Net Assets — 100.0%		$4,123,163,629

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets

Automobiles & Components	3.0%

Banks	11.1

Capital Goods	10.2

Consumer Durables & Apparel	2.6

Consumer Services	1.0

Diversified Financials	1.2

Energy	7.4

Food & Staples Retailing	0.9

Food, Beverage & Tobacco	9.0

Health Care Equipment & Services	6.4

Household & Personal Products	4.5

Insurance	5.6

Materials	3.9

Media	3.2

Money Market Fund	2.5

Pharmaceuticals, Biotechnology & Life Sciences	6.8

Real Estate	1.1

Semiconductors & Semiconductor Equipment	5.6

Software & Services	7.8

Technology Hardware & Equipment	1.6

Telecommunication Services	1.3

Transportation	2.0

Utilities	1.0

Total Investments	99.7
Other Assets Less Liabilities	0.3
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2014 (unaudited)

	Shares	Value
COMMON STOCKS - 95.6%

Australia - 4.5%

Cardno Ltd. (Capital Goods)†	99,816	$649,077

iiNET Ltd. (Telecommunication Services)†	162,000	1,081,199

Imdex Ltd. (Materials)†	803,200	548,404

SAI Global Ltd. (Commercial & Professional Services)†	227,275	902,743

TPG Telecom Ltd. (Telecommunication Services)†	156,391	862,963

		4,044,386

Austria - 1.2%

Semperit AG Holding (Capital Goods)†	18,900	1,055,963

Brazil - 4.2%

CETIP SA - Mercados Organizados (Diversified Financials)†	94,400	1,202,783

Mills Estruturas e Servicos de Engenharia SA (Capital Goods)†	75,200	948,368

SLC Agricola SA (Food, Beverage & Tobacco)†	81,800	623,657

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Commercial & Professional Services)†	66,300	1,027,319

		3,802,127

Canada - 0.9%

Laurentian Bank of Canada (Banks)†	18,785	806,896

China - 1.0%

Haitian International Holdings Ltd. (Capital Goods)†	152,000	306,273

Yip’s Chemical Holdings Ltd. (Materials)†	882,000	625,211

		931,484

Denmark - 0.5%

Chr Hansen Holding A/S (Materials)†	10,150	457,669

Finland - 2.1%

PKC Group oyj (Capital Goods)†	23,200	769,750

Vacon oyj (Capital Goods)†	14,494	601,549

Vaisala oyj, Class A (Technology Hardware & Equipment)†	15,980	519,562

		1,890,861

	Shares	Value
COMMON STOCKS - 95.6% (continued)

France - 4.4%

Alten SA (Software & Services)†	17,550	$896,177

Ingenico (Technology Hardware & Equipment)†	7,110	620,728

IPSOS (Media)†	24,400	946,578

Rubis SCA (Utilities)†	14,246	1,014,014

Virbac SA (Pharmaceuticals, Biotechnology & Life Sciences)†	2,000	479,923

		3,957,420

Germany - 9.8%

Bechtle AG (Software & Services)†	16,200	1,439,051

Bertrandt AG (Commercial & Professional Services)†	4,120	624,082

Carl Zeiss Meditec AG, Bearer (Health Care Equipment & Services)†	30,200	918,653

Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)†	17,600	1,194,857

Gerry Weber International AG (Consumer Durables & Apparel)†	25,200	1,330,199

KWS Saat AG (Food, Beverage & Tobacco)†	2,830	1,012,255

Leoni AG (Automobiles & Components)†	8,200	609,282

Pfeiffer Vacuum Technology AG (Capital Goods)†	6,700	797,189

Wirecard AG (Software & Services)†	20,500	860,639

		8,786,207

Hong Kong - 1.8%

Pico Far East Holdings Ltd. (Media)†	2,485,000	663,529

Vitasoy International Holdings Ltd. (Food, Beverage & Tobacco)†	681,000	933,098

		1,596,627

Indonesia - 2.7%

AKR Corporindo Tbk PT (Capital Goods)†	2,420,000	1,004,351

Tower Bersama Infrastructure Tbk PT (Telecommunication Services)†	1,573,500	888,478

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 95.6% (continued)

Indonesia - 2.7% (continued)

Wijaya Karya Persero Tbk PT (Capital Goods)†	2,750,000	$539,115

		2,431,944

Italy - 3.2%

Danieli & C Officine Meccaniche SpA (Capital Goods)†	25,400	610,654

DiaSorin SpA (Health Care Equipment & Services)†	15,400	635,984

Yoox SpA (Retailing)*†	44,900	1,617,482

		2,864,120

Japan - 14.3%

ABC-Mart Inc. (Retailing)†	6,900	309,439

Arcs Co., Ltd. (Food & Staples Retailing)†	14,000	280,445

Asahi Diamond Industrial Co., Ltd. (Capital Goods)†	27,200	367,670

Asics Corp. (Consumer Durables & Apparel)†	48,100	935,756

BML Inc. (Health Care Equipment & Services)†	35,400	1,352,110

Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	6,200	662,834

Hiday Hidaka Corp. (Consumer Services)†	65,500	1,508,761

Lintec Corp. (Materials)†	24,100	447,641

M3 Inc. (Health Care Equipment & Services)†	75,200	1,035,997

Message Co., Ltd. (Health Care Equipment & Services)†	32,800	1,050,692

MISUMI Group Inc. (Capital Goods)†	30,300	736,764

MonotaRO Co., Ltd. (Capital Goods)†	41,400	838,279

Nakanishi Inc. (Health Care Equipment & Services)†	30,000	1,024,089

Pigeon Corp. (Household & Personal Products)†	18,600	832,330

Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	23,000	405,615

Stanley Electric Co., Ltd. (Automobiles & Components)†	47,300	1,045,566

		12,833,988

Kenya - 1.5%

Equity Bank Ltd. (Banks)†	2,986,000	1,312,586

	Shares	Value
COMMON STOCKS - 95.6% (continued)

Malaysia - 3.5%

Coastal Contracts Bhd. (Capital Goods)†	1,234,766	$1,894,806

Dialog Group Bhd. (Capital Goods)†	595,000	654,198

KPJ Healthcare Bhd. (Health Care Equipment & Services)†	562,500	559,012

		3,108,016

Mexico - 0.5%

Grupo Herdez SAB de CV (Food, Beverage & Tobacco)†	139,000	413,087

Netherlands - 2.6%

Arcadis NV (Capital Goods)†	20,000	710,210

ASM International NV (Semiconductors & Semiconductor Equipment)†	11,920	521,256

Brunel International NV (Commercial & Professional Services)†	16,100	1,093,601

		2,325,067

Poland - 1.0%

Eurocash SA (Food & Staples Retailing)†	67,000	886,985

Singapore - 4.3%

Ezion Holdings Ltd. (Energy)†	873,400	1,585,896

Goodpack Ltd. (Materials)†	458,000	878,444

Super Group Ltd. (Food, Beverage & Tobacco)†	408,000	1,140,921

Tat Hong Holdings Ltd. (Capital Goods)†	377,000	244,470

		3,849,731

South Africa - 1.8%

Clicks Group Ltd. (Food & Staples Retailing)†	128,800	786,170

Discovery Ltd. (Insurance)†	95,900	832,319

		1,618,489

South Korea - 3.4%

Binggrae Co., Ltd. (Food, Beverage & Tobacco)†	6,400	582,194

Cheil Worldwide Inc. (Media)*†	47,890	1,162,936

Halla Visteon Climate Control Corp. (Automobiles & Components)†	30,050	1,255,374

		3,000,504

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 95.6% (continued)

Spain - 1.2%

Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)†	2,242	$1,073,384

Sweden - 2.6%

Avanza Bank Holding AB (Diversified Financials)†	21,500	806,690

Industrial & Financial Systems, Class B (Software & Services)†	53,700	1,536,424

		2,343,114

Switzerland - 1.4%

LEM Holding SA, Reg S (Technology Hardware & Equipment)†	760	627,840

Temenos Group AG, Reg S (Software & Services)†	18,340	657,349

		1,285,189

Taiwan - 2.5%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	183,000	1,184,146

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	308,700	527,095

Youngtek Electronics Corp. (Semiconductors & Semiconductor Equipment)†	252,042	535,006

		2,246,247

Turkey - 0.8%

Anadolu Hayat Emeklilik AS (Insurance)†	361,000	755,815

United Kingdom - 17.5%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	44,157	294,389

Bank of Georgia Holdings plc (Banks)†	36,200	1,594,001

Britvic plc (Food, Beverage & Tobacco)†	88,081	1,079,653

Domino Printing Sciences plc (Technology Hardware & Equipment)†	78,300	1,026,677

Grafton Group plc (Capital Goods)†	160,600	1,579,060

Jardine Lloyd Thompson Groupplc (Insurance)†	34,100	607,529

Kentz Corp., Ltd. (Capital Goods)†	158,000	1,931,907

	Shares	Value
COMMON STOCKS - 95.6% (continued)

United Kingdom - 17.5% (continued)

Morgan Advanced Materials plc (Capital Goods)†	160,900	$912,014

PayPoint plc (Commercial & Professional Services)†	61,600	1,184,289

Rathbone Brothers plc (Diversified Financials)†	45,980	1,503,159

RPC Group plc (Materials)†	153,000	1,550,841

RPS Group plc (Commercial & Professional Services)†	253,300	1,262,483

Synergy Health plc (Health Care Equipment & Services)†	56,800	1,190,811

		15,716,813

United States - 0.4%

First Cash Financial Services Inc. (Diversified Financials)*	7,800	380,406

Total Common Stocks (Cost $65,779,109)		$85,775,125

PREFERRED STOCKS - 0.4%

Germany - 0.4%

Draegerwerk AG & Co. KGaA (Health Care Equipment & Services)†	2,857	337,761

Total Preferred Stocks (Cost $198,272)		$337,761

CASH EQUIVALENT - 2.3%

Northern Institutional Funds - Prime Obligations Portfolio, 0.02% (Money Market Fund)	2,037,899	2,037,899

Total Cash Equivalent (Cost $2,037,899)		$2,037,899

Total Investments — 98.3%

(Cost $68,015,280)		$88,150,785

Other Assets Less Liabilities - 1.7%		1,517,371

Net Assets — 100.0%		$89,668,156

Summary of Abbreviations

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets

Automobiles & Components	3.2%

Banks	4.1

Capital Goods	20.3

Commercial & Professional Services	6.8

Consumer Durables & Apparel	2.5

Consumer Services	1.7

Diversified Financials	4.3

Energy	1.8

Food & Staples Retailing	2.9

Food, Beverage & Tobacco	6.5

Health Care Equipment & Services	9.0

Household & Personal Products	0.9

Insurance	2.5

Materials	5.0

Media	3.1

Money Market Fund	2.3

Pharmaceuticals, Biotechnology & Life Sciences	2.7

Retailing	2.2

Semiconductors & Semiconductor Equipment	1.8

Software & Services	6.0

Technology Hardware & Equipment	4.4

Telecommunication Services	3.2

Utilities	1.1

Total Investments	98.3
Other Assets Less Liabilities	1.7
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2014 (unaudited)

	Shares	Value
COMMON STOCKS - 84.7%

Brazil - 7.4%

AMBEV SA - ADR (Food, Beverage & Tobacco)	2,658,900	$19,277,025

Banco Bradesco SA - ADR (Banks)	1,561,300	23,216,531

BM&FBovespa SA (Diversified Financials)†	3,172,000	16,217,423

Cielo SA (Software & Services)†	847,000	15,004,597

Petroleo Brasileiro SA - ADR (Energy)*	717,900	9,964,452

Vale SA - Sponsored ADR (Materials)	810,200	10,710,844

		94,390,872

Chile - 0.8%

Banco Santander Chile - ADR (Banks)	399,100	9,686,157

China - 8.8%

51job Inc. - ADR (Commercial & Professional Services)*	218,700	14,749,128

Anhui Conch Cement Co., Ltd., Class H (Materials)†	3,390,900	12,598,885

Baidu Inc. - Sponsored ADR (Software & Services)*	87,800	13,508,030

China Merchants Holdings International Co., Ltd. (Transportation)†	6,050,305	18,928,389

CNOOC Ltd. - ADR (Energy)	102,200	16,882,418

Ctrip.com International Ltd. - ADR (Retailing)*	119,200	5,571,408

ENN Energy Holdings Ltd. (Utilities)†	1,824,200	12,754,779

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	5,879,000	6,620,981

Tencent Holdings Ltd. (Software & Services)†	173,300	10,900,535

		112,514,553

Colombia - 0.7%

Ecopetrol SA - Sponsored ADR (Energy)	228,300	8,558,967

Czech Republic - 1.1%

Komercni Banka A/S (Banks)†	61,700	14,236,607

Hong Kong - 5.6%

AIA Group Ltd. (Insurance)†	5,498,000	26,666,658

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	795,200	8,842,575

	Shares	Value
COMMON STOCKS - 84.7% (continued)

Hong Kong - 5.6% (continued)

Sands China Ltd. (Consumer Services)†	2,914,400	$21,440,059

Xinyi Glass Holdings Ltd. (Automobiles & Components)†	18,263,000	14,424,702

		71,373,994

Hungary - 0.8%

Richter Gedeon Nyrt (Pharmaceuticals, Biotechnology & Life Sciences)†	634,600	10,877,596

India - 8.1%

Ambuja Cements Ltd. (Materials)†	6,026,700	19,831,957

Axis Bank Ltd. (Banks)†	775,700	19,518,339

Bharti Airtel Ltd. (Telecommunication Services)†	2,865,200	15,583,402

Dabur India Ltd. (Household & Personal Products)†	4,424,400	13,186,772

Maruti Suzuki India Ltd. (Automobiles & Components)†	660,900	21,069,746

Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,337,800	14,035,405

		103,225,621

Indonesia - 3.5%

Astra International Tbk PT (Automobiles & Components)†	20,268,800	13,023,282

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	21,375,000	18,311,514

Semen Indonesia Persero Tbk PT (Materials)†	10,649,600	13,836,973

		45,171,769

Italy - 1.2%

Tenaris SA - ADR (Energy)	343,200	15,117,960

Malaysia - 0.8%

Axiata Group Bhd. (Telecommunication Services)†	5,131,800	10,577,887

Mexico - 4.1%

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	71,100	7,960,356

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	196,600	17,845,382

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 84.7% (continued)

Mexico - 4.1% (continued)

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	112,400	$13,740,900

Grupo Financiero Banorte SAB de CV, Series O (Banks)†	1,849,800	12,262,953

		51,809,591

Netherlands - 0.5%

Nostrum Oil & Gas LP (Energy)†	598,450	5,979,539

Nigeria - 1.4%

Zenith Bank plc (Banks)	127,806,100	18,059,125

Pakistan - 1.0%

Engro Corp., Ltd. (Materials)*†	6,247,900	12,556,018

Panama - 0.7%

Copa Holdings SA, Class A (Transportation)	64,100	8,671,448

Peru - 1.4%

Credicorp Ltd. (Banks)	118,500	17,686,125

Poland - 1.0%

Bank Pekao SA (Banks)†	192,600	12,411,373

Russia - 5.0%

Alrosa AO (Materials)#†	10,666,300	11,021,488

Lukoil OAO - Sponsored ADR (Energy)	346,300	18,326,196

Moscow Exchange MICEX-RTS OAO (Diversified Financials)#†	6,392,570	9,472,510

Novolipetsk Steel OJSC - GDR, Reg S (Materials)†	521,600	6,089,937

Sberbank of Russia (Banks)#†	624,100	1,270,106

Sberbank of Russia - Sponsored ADR (Banks)†	2,044,400	17,234,196

		63,414,433

South Africa - 5.3%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	734,600	19,571,372

Discovery Ltd. (Insurance)†	1,669,000	14,485,311

Naspers Ltd., Class N (Media)†	145,100	13,736,962

Standard Bank Group Ltd. (Banks)†	952,700	12,517,538

Tiger Brands Ltd. (Food, Beverage & Tobacco)†	293,000	7,835,746

		68,146,929

	Shares	Value
COMMON STOCKS - 84.7% (continued)

South Korea - 4.2%

Hankook Tire Co., Ltd. (Automobiles & Components)†	413,832	$23,996,875

NAVER Corp. (Software & Services)†	10,300	7,416,894

Samsung Electronics Co., Ltd. - GDR, Reg S (Semiconductors & Semiconductor Equipment)†	12,400	8,006,113

Samsung Fire & Marine Insurance Co., Ltd. (Insurance)†	61,800	14,652,438

		54,072,320

Taiwan - 9.1%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	2,419,000	15,652,724

Delta Electronics Inc. (Technology Hardware & Equipment)†	2,591,189	15,928,265

Hiwin Technologies Corp. (Capital Goods)†	999,391	9,528,680

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	6,087,917	17,491,662

MediaTek Inc. (Semiconductors & Semiconductor Equipment)†	1,215,000	19,024,351

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	9,948,277	39,216,291

		116,841,973

Thailand - 1.6%

Siam Commercial Bank pcl (Banks)†	4,026,370	20,281,159

Turkey - 2.8%

Arcelik A/S (Consumer Durables & Apparel)†	3,240,100	19,985,091

Turkiye Garanti Bankasi AS (Banks)†	4,488,800	16,440,024

		36,425,115

Ukraine - 0.3%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	349,700	4,120,701

United Arab Emirates - 0.9%

Dragon Oil plc (Energy)†	1,113,200	11,867,436

United Kingdom - 6.6%

Bank of Georgia Holdings plc (Banks)†	307,000	13,518,183

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 84.7% (continued)

United Kingdom - 6.6% (continued)

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)†	543,300	$13,783,661

Hikma Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	1,217,300	32,038,379

SABMiller plc (Food, Beverage & Tobacco)†	448,700	24,457,642

		83,797,865

Total Common Stocks (Cost $946,677,276)		$1,081,873,133

PREFERRED STOCKS - 7.0%

Brazil - 2.1%

Cia Brasileira de Distribuicao Grupo Pao de Acucar - Sponsored ADR (Food & Staples Retailing)	493,200	23,456,592

Vale SA - Sponsored ADR (Materials)	308,600	3,663,082

		27,119,674

Russia - 1.2%

AK Transneft OAO (Energy)#†	6,960	15,410,660

South Korea - 3.7%

Samsung Electronics Co., Ltd. - GDR, Reg S (Semiconductors & Semiconductor Equipment)†	93,500	46,580,267

Total Preferred Stocks (Cost $73,894,410)		$89,110,601

PARTICIPATION NOTES - 5.9%

Qatar - 2.3%

Industries Qatar QSC, Issued by HSBC Bank plc, Maturity Date 2/23/15 (Capital Goods)^†	280,230	13,700,356

Qatar National Bank, Issued by HSBC Bank plc, Maturity Date 9/12/16 (Banks)^†	297,900	15,546,095

		29,246,451

Saudi Arabia - 3.6%

Etihad Etisalat Co., Issued by HSBC Bank plc, Maturity Date 12/5/14 (Telecommunication Services)^†	953,600	24,287,185

	Shares	Value
PARTICIPATION NOTES - 5.9% (continued)

Saudi Arabia - 3.6% (continued)

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 5/4/15 (Commercial & Professional Services)^†	402,700	$21,647,628

		45,934,813

Total Participation Notes (Cost $58,778,468)		$75,181,264

CASH EQUIVALENT - 2.1%

Northern Institutional Funds - Prime Obligations Portfolio, 0.02% (Money Market Fund)	26,549,773	26,549,773

Total Cash Equivalent (Cost $26,549,773)		$26,549,773

Total Investments — 99.7%

(Cost $1,105,899,927)		$1,272,714,771

Other Assets Less Liabilities - 0.3%		3,764,470

Net Assets — 100.0%		$1,276,479,241

Summary of Abbreviations

ADR	American Depository Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 5.9% of net assets as of April 30, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

Industry	Percentage of Net Assets

Automobiles & Components	5.7%

Banks	19.0

Capital Goods	1.8

Commercial & Professional Services	2.8

Consumer Durables & Apparel	1.6

Consumer Services	1.7

Diversified Financials	2.0

Energy	8.0

Food & Staples Retailing	1.8

Food, Beverage & Tobacco	7.5

Household & Personal Products	1.0

Insurance	4.4

Materials	7.1

Media	1.1

Money Market Fund	2.1

Pharmaceuticals, Biotechnology & Life Sciences	6.0

Retailing	0.4

Semiconductors & Semiconductor Equipment	9.5

Software & Services	3.7

Technology Hardware & Equipment	3.8

Telecommunication Services	3.9

Transportation	3.8

Utilities	1.0

Total Investments	99.7
Other Assets Less Liabilities	0.3
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2014 (unaudited)

	Shares	Value
COMMON STOCKS - 84.9%

Brazil - 7.5%

AMBEV SA - ADR (Food, Beverage & Tobacco)	4,678,400	$33,918,400

Banco Bradesco SA - ADR (Banks)	2,738,700	40,724,469

BM&FBovespa SA (Diversified Financials)†	5,630,000	28,784,393

Cielo SA (Software & Services)†	1,504,200	26,646,889

Petroleo Brasileiro SA - ADR (Energy)*	1,259,300	17,479,084

Vale SA - Sponsored ADR (Materials)	1,624,300	21,473,246

		169,026,481

Chile - 0.7%

Banco Santander Chile - ADR (Banks)	693,900	16,840,953

China - 8.8%

51job Inc. - ADR (Commercial & Professional Services)*	388,171	26,178,252

Anhui Conch Cement Co., Ltd., Class H (Materials)†	6,000,500	22,294,851

Baidu Inc. - Sponsored ADR (Software & Services)*	156,000	24,000,600

China Merchants Holdings International Co., Ltd. (Transportation)†	10,775,289	33,710,510

CNOOC Ltd. - ADR (Energy)	179,100	29,585,529

Ctrip.com International Ltd. - ADR (Retailing)*	210,100	9,820,074

ENN Energy Holdings Ltd. (Utilities)†	3,216,000	22,486,223

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	10,089,000	11,362,320

Tencent Holdings Ltd. (Software & Services)†	301,700	18,976,868

		198,415,227

Colombia - 0.7%

Ecopetrol SA - Sponsored ADR (Energy)	392,000	14,696,080

Czech Republic - 1.1%

Komercni Banka A/S (Banks)†	108,700	25,081,348

Hong Kong - 5.6%

AIA Group Ltd. (Insurance)†	9,644,200	46,776,752

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	1,408,800	15,665,769

	Shares	Value
COMMON STOCKS - 84.9% (continued)

Hong Kong - 5.6% (continued)

Sands China Ltd. (Consumer Services)†	5,160,400	$37,962,971

Xinyi Glass Holdings Ltd. (Automobiles & Components)†	32,076,000	25,334,651

		125,740,143

Hungary - 0.8%

Richter Gedeon Nyrt (Pharmaceuticals, Biotechnology & Life Sciences)†	1,113,200	19,081,216

India - 8.1%

Ambuja Cements Ltd. (Materials)†	10,686,400	35,165,551

Axis Bank Ltd. (Banks)†	1,381,600	34,764,133

Bharti Airtel Ltd. (Telecommunication Services)†	5,093,900	27,704,974

Dabur India Ltd. (Household & Personal Products)†	7,863,404	23,436,604

Maruti Suzuki India Ltd. (Automobiles & Components)†	1,164,200	37,115,144

Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,344,900	24,601,301

		182,787,707

Indonesia - 3.5%

Astra International Tbk PT (Automobiles & Components)†	36,009,500	23,137,131

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	37,715,500	32,310,078

Semen Indonesia Persero Tbk PT (Materials)†	18,681,100	24,272,261

		79,719,470

Italy - 1.2%

Tenaris SA - ADR (Energy)	591,100	26,037,955

Malaysia - 0.8%

Axiata Group Bhd. (Telecommunication Services)†	8,966,100	18,481,311

Mexico - 4.1%

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	125,200	14,017,392

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	343,800	31,206,726

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 84.9% (continued)

Mexico - 4.1% (continued)

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	199,298	$24,364,181

Grupo Financiero Banorte SAB de CV, Series O (Banks)†	3,262,740	21,629,813

		91,218,112

Netherlands - 0.5%

Nostrum Oil & Gas LP (Energy)†	1,049,700	10,488,298

Nigeria - 1.4%

Zenith Bank PLC (Banks)	225,998,120	31,933,752

Pakistan - 1.0%

Engro Corp., Ltd. (Materials)*†	10,954,400	22,014,379

Panama - 0.7%

Copa Holdings SA, Class A (Transportation)	111,300	15,056,664

Peru - 1.4%

Credicorp Ltd. (Banks)	209,400	31,252,950

Poland - 1.0%

Bank Pekao SA (Banks)†	337,861	21,772,165

Russia - 5.0%

Alrosa AO (Materials)#†	18,711,200	19,334,283

Lukoil OAO - Sponsored ADR (Energy)	608,594	32,206,795

Moscow Exchange MICEX-RTS OAO (Diversified Financials)#†	11,168,830	16,549,972

Novolipetsk Steel OJSC - GDR, Reg S (Materials)†	901,000	10,519,618

Sberbank of Russia - Sponsored ADR (Banks)†	3,892,400	32,812,749

		111,423,417

South Africa - 5.3%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,287,200	34,293,862

Discovery Ltd. (Insurance)†	2,942,800	25,540,667

Naspers Ltd., Class N (Media)†	254,000	24,046,784

Standard Bank Group Ltd. (Banks)†	1,661,000	21,823,901

Tiger Brands Ltd. (Food, Beverage & Tobacco)†	512,000	13,692,498

		119,397,712

	Shares	Value
COMMON STOCKS - 84.9% (continued)

South Korea - 4.2%

Hankook Tire Co., Ltd. (Automobiles & Components)†	725,938	$42,094,965

NAVER Corp. (Software & Services)†	17,800	12,817,544

Samsung Electronics Co., Ltd. - GDR, Reg S (Semiconductors & Semiconductor Equipment)†	21,780	14,062,350

Samsung Fire & Marine Insurance Co., Ltd. (Insurance)†	108,800	25,795,878

		94,770,737

Taiwan - 9.2%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	4,265,000	27,597,713

Delta Electronics Inc. (Technology Hardware & Equipment)†	4,604,751	28,305,806

Hiwin Technologies Corp. (Capital Goods)†	1,771,097	16,886,500

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	10,722,931	30,808,877

MediaTek Inc. (Semiconductors & Semiconductor Equipment)†	2,133,000	33,398,305

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	17,519,637	69,062,731

		206,059,932

Thailand - 1.6%

Siam Commercial Bank pcl (Banks)†	7,153,200	36,031,261

Turkey - 2.9%

Arcelik A/S (Consumer Durables & Apparel)†	5,685,312	35,067,275

Turkiye Garanti Bankasi AS (Banks)†	7,923,700	29,020,188

		64,087,463

Ukraine - 0.3%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	635,500	7,488,435

United Arab Emirates - 0.9%

Dragon Oil plc (Energy)†	1,952,800	20,818,118

United Kingdom - 6.6%

Bank of Georgia Holdings PLC (Banks)†	535,454	23,577,737

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 84.9% (continued)

United Kingdom - 6.6% (continued)

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)†	951,200	$24,132,189

Hikma Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	2,165,653	56,998,283

SABMiller plc (Food, Beverage & Tobacco)†	788,800	42,995,739

		147,703,948

Total Common Stocks (Cost $1,432,601,912)		$1,907,425,234

PREFERRED STOCKS - 6.9%

Brazil - 2.0%

Cia Brasileira de Distribuicao Grupo Pao de Acucar - Sponsored ADR (Food & Staples Retailing)	866,900	41,229,764

Vale SA - Sponsored ADR (Materials)	333,000	3,952,710

		45,182,474

Russia - 1.2%

AK Transneft OAO (Energy)#†	12,400	27,455,775

South Korea - 3.7%

Samsung Electronics Co., Ltd. - GDR, Reg S (Semiconductors & Semiconductor Equipment)†	164,700	82,051,016

Total Preferred Stocks (Cost $101,784,434)		$154,689,265

PARTICIPATION NOTES - 5.9%

Qatar - 2.3%

Industries Qatar QSC, Issued by HSBC Bank plc, Maturity Date 2/23/15 (Capital Goods)^†	489,510	23,931,988

Qatar National Bank, Issued by HSBC Bank plc, Maturity Date 9/12/16 (Banks)^†	520,000	27,136,520

		51,068,508

Saudi Arabia - 3.6%

Etihad Etisalat Co., Issued by HSBC Bank plc, Maturity Date 12/5/14 (Telecommunication Services)^†	1,679,400	42,772,545

	Shares	Value
PARTICIPATION NOTES - 5.9% (continued)

Saudi Arabia - 3.6% (continued)

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 5/4/15 (Commercial & Professional Services)^†	708,450	$38,083,591

		80,856,136

Total Participation Notes (Cost $97,746,272)		$131,924,644

CASH EQUIVALENT - 1.8%

Northern Institutional Funds - Prime Obligations Portfolio, 0.02% (Money Market Fund)	41,136,666	41,136,666

Total Cash Equivalent (Cost $41,136,666)		$41,136,666

Total Investments — 99.5%

(Cost $1,673,269,284)		$2,235,175,809

Other Assets Less Liabilities - 0.5%		10,763,141

Net Assets — 100.0%		$2,245,938,950

Summary of Abbreviations

ADR	American Depository Receipt.

CDI	Chess Depository Receipt.

GDR	Global Depository Receipt.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 5.9% of net assets as of April 30, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

Industry	Percentage of Net Assets

Automobiles & Components	5.7%

Banks	19.0

Capital Goods	1.8

Commercial & Professional Services	2.9

Consumer Durables & Apparel	1.6

Consumer Services	1.7

Diversified Financials	2.0

Energy	7.9

Food & Staples Retailing	1.8

Food, Beverage & Tobacco	7.4

Household & Personal Products	1.0

Insurance	4.4

Materials	7.1

Media	1.1

Money Market Fund	1.8

Pharmaceuticals, Biotechnology & Life Sciences	6.0

Retailing	0.4

Semiconductors & Semiconductor Equipment	9.5

Software & Services	3.7

Technology Hardware & Equipment	3.9

Telecommunication Services	4.0

Transportation	3.8

Utilities	1.0

Total Investments	99.5
Other Assets Less Liabilities	0.5
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2014 (unaudited)

	Shares	Value
COMMON STOCKS - 86.8%

Bangladesh - 7.0%

GrameenPhone Ltd. (Telecommunication Services)†	670,000	$2,321,565

Lafarge Surma Cement Ltd. (Materials)*†	1,300,000	1,133,798

Olympic Industries Ltd. (Food, Beverage & Tobacco)†	4,199,750	12,997,871

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,650,008	13,247,139

		29,700,373

Canada - 0.2%

Katanga Mining Ltd. (Materials)*†	2,356,375	999,694

Colombia - 6.2%

Bancolombia SA - Sponsored ADR (Banks)	39,000	2,220,270

Cementos Argos SA - Sponsored ADR (Materials)#†	490,000	13,663,307

Ecopetrol SA - Sponsored ADR (Energy)	105,000	3,936,450

Grupo de Inversiones Suramericana SA - Sponsored ADR (Diversified Financials)#†	41,800	1,630,923

Grupo Odinsa SA (Capital Goods)†	664,449	2,727,686

Interconexion Electrica SA ESP - ADR (Utilities)#†	19,000	2,227,129

		26,405,765

Croatia - 0.6%

Ericsson Nikola Tesla (Technology Hardware & Equipment)†	8,800	2,593,808

Egypt - 3.6%

Commercial International Bank Egypt SAE (Banks)†	775,000	4,144,834

Global Telecom Holding, - GDR (Telecommunication Services)*†	625,000	2,329,346

Oriental Weavers (Consumer Durables & Apparel)†	1,275,000	8,869,897

		15,344,077

Estonia - 1.0%

Olympic Entertainment Group AS (Consumer Services)	875,000	2,294,330

	Shares	Value
COMMON STOCKS - 86.8% (continued)

Estonia - 1.0% (continued)

Tallink Group AS (Transportation)	1,875,000	$2,028,999

		4,323,329

Ghana - 1.0%

Ghana Commercial Bank Ltd. (Banks)	2,849,949	4,335,346

Jordan - 0.8%

Arab Bank plc (Banks)†	263,888	3,213,273

Kazakhstan - 2.8%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,320,000	11,900,291

Kenya - 5.9%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	1,250,000	4,209,433

Equity Bank Ltd. (Banks)†	25,200,000	11,077,417

Nation Media Group Ltd. (Media)†	240,040	846,891

Safaricom Ltd. (Telecommunication Services)†	60,750,000	9,142,457

		25,276,198

Lebanon - 0.4%

Bank Audi SAL - GDR, Reg S (Banks)†	265,000	1,696,000

Mauritius - 0.4%

MCB Group Ltd. (Banks)*	252,780	1,844,155

Morocco - 0.9%

Douja Promotion Groupe Addoha SA (Real Estate)†	500,000	3,700,709

Netherlands - 0.6%

Nostrum Oil & Gas LP (Energy)†	235,000	2,348,052

Nigeria - 10.2%

Dangote Cement plc (Materials)	7,300,000	10,269,984

FBN Holdings plc (Banks)	37,000,000	3,261,251

Guaranty Trust Bank plc (Banks)	45,500,000	7,428,976

Lafarge Cement WAPCO Nigeria plc (Materials)	5,900,000	3,984,750

Nigerian Breweries plc (Food, Beverage & Tobacco)	3,150,000	2,941,177

UAC of Nigeria plc (Capital Goods)	21,750,000	7,657,516

Zenith Bank plc (Banks)	55,000,000	7,771,553

		43,315,207

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 86.8% (continued)

Pakistan - 6.6%

Engro Corp., Ltd. (Materials)*†	7,449,992	$14,971,787

Engro Fertilizers Ltd. (Materials)*†	6,819,999	4,592,407

MCB Bank Ltd. (Banks)†	1,575,000	4,502,755

Pakistan Petroleum Ltd. (Energy)†	1,724,997	4,067,402

		28,134,351

Peru - 3.9%

Alicorp SAA, Class C (Food, Beverage & Tobacco)†	1,288,500	3,901,068

Credicorp Ltd. (Banks)	35,000	5,223,750

Ferreycorp SAA (Capital Goods)†	1,900,000	1,136,955

Union Andina de Cementos SAA (Materials)†	5,050,000	6,475,512

		16,737,285

Philippines - 7.4%

Bank of the Philippine Islands (Banks)†	5,349,992	10,898,923

International Container Terminal Services Inc. (Transportation)†	1,825,000	4,428,182

Philippine Long Distance Telephone Co. - Sponsored ADR (Telecommunication Services)	25,500	1,644,750

Universal Robina Corp. (Food, Beverage & Tobacco)†	4,400,000	14,440,311

		31,412,166

Poland - 0.1%

Kernel Holding SA (Food, Beverage & Tobacco)*†	60,000	556,882

Qatar - 6.3%

Commercial Bank of Qatar QSC (Banks)†	235,000	4,413,584

Industries Qatar QSC (Capital Goods)†	122,500	5,997,347

Qatar Electricity & Water Co. (Utilities)†	86,500	4,330,845

Qatar National Bank SAQ (Banks)†	231,500	12,099,986

		26,841,762

Senegal - 1.0%

Sonatel (Telecommunication Services)	87,000	4,140,115

	Shares	Value
COMMON STOCKS - 86.8% (continued)

Slovenia - 2.0%

Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	95,500	$8,421,521

Sri Lanka - 2.3%

Commercial Bank of Ceylon plc (Banks)†	8,300,000	8,099,219

John Keells Holdings plc (Capital Goods)†	975,450	1,777,038

		9,876,257

Thailand - 1.4%

Home Product Center pcl (Retailing)†	9,713,996	2,686,658

Siam Commercial Bank pcl (Banks)†	650,000	3,274,104

		5,960,762

Trinidad & Tobago - 1.2%

Neal & Massy Holdings Ltd. (Capital Goods)	255,000	2,626,789

Republic Bank Ltd. (Banks)	130,948	2,440,823

		5,067,612

Ukraine - 1.2%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	445,000	5,243,672

United Arab Emirates - 6.3%

Agthia Group PJSC (Food, Beverage & Tobacco)†	5,850,000	8,318,165

DP World Ltd. (Transportation)	70,000	1,295,000

DP World Ltd. (London Stock Exchange) (Transportation)#†	165,000	3,052,495

Dragon Oil plc (Energy)†	300,000	3,198,195

Dubai Financial Market (Diversified Financials)†	6,600,000	6,544,680

Emaar Properties PJSC (Real Estate)†	1,550,000	4,606,349

		27,014,884

United Kingdom - 0.7%

Ferrexpo plc (Materials)†	200,000	493,925

Hikma Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	67,000	1,763,388

Kazakhmys plc (Materials)*†	120,000	484,109

		2,741,422

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 86.8% (continued)

United States - 1.5%

PriceSmart, Inc. (Food & Staples Retailing)	67,500	$6,482,700

Vietnam - 3.3%

Hoa Phat Group JSC (Materials)†	4,082,500	9,650,093

PetroVietnam Drilling and Well Services JSC (Energy)†	1,100,000	4,426,012

		14,076,105

Total Common Stocks (Cost $312,003,751)		$369,703,773

PARTICIPATION NOTES - 11.7%

Kuwait - 5.5%

Kuwait Projects Co. Holdings, Issued by HSBC Bank plc, Maturity Date 1/16/15 (Diversified Financials)^†	5,905,137	15,545,361

National Bank of Kuwait, Issued by Deutsche Bank AG, Maturity Date 3/28/18 (Banks)^†	2,296,812	8,007,385

		23,552,746

Saudi Arabia - 6.2%

Al Rajhi Bank, Issued by JP Morgan Structured Products, Maturity Date 6/6/17 (Banks)^†	200,410	3,437,554

Almarai Co., Ltd., Issued by HSBC Bank plc, Maturity Date 11/24/14 (Food, Beverage & Tobacco)^†	255,000	4,667,640

Etihad Etisalat Co., Issued by HSBC Bank plc, Maturity Date 12/5/14 (Telecommunication Services)^†	30,500	776,803

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 5/4/15 (Commercial & Professional Services)^†	325,000	17,470,770

		26,352,767

Total Participation Notes (Cost $39,777,457)		$49,905,513

	Shares	Value
CASH EQUIVALENT - 0.5%

Northern Institutional Funds - Prime Obligations Portfolio, 0.02% (Money Market Fund)	1,914,555	$1,914,555

Total Cash Equivalent (Cost $1,914,555)		$1,914,555

Total Investments — 99.0%

(Cost $353,695,763)		$421,523,841

Other Assets Less Liabilities - 1.0%		4,345,468

Net Assets — 100.0%		$425,869,309

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 11.7% of net assets as of April 30, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2014 (unaudited) (continued)

Industry	Percentage of Net Assets

Banks	28.5%

Capital Goods	5.1

Commercial & Professional Services	4.1

Consumer Durables & Apparel	2.1

Consumer Services	0.5

Diversified Financials	5.6

Energy	4.2

Food & Staples Retailing	1.5

Food, Beverage & Tobacco	13.5

Materials	15.7

Media	0.2

Money Market Fund	0.5

Pharmaceuticals, Biotechnology & Life Sciences	5.5

Real Estate	2.0

Retailing	0.6

Technology Hardware & Equipment	0.6

Telecommunication Services	4.8

Transportation	2.5

Utilities	1.5

Total Investments	99.0
Other Assets Less Liabilities	1.0
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

April 30, 2014 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio
ASSETS:
Investments (cost $588,498,463, $3,305,440,298 and $68,015,280, respectively)	$741,177,875	$4,112,751,793	$88,150,785
Dividends and interest receivable	1,502,783	13,151,933	208,514
Foreign currency (cost $2,660, $17,109 and $4,573, respectively)	2,986	17,057	4,537
Receivable for investments sold	—	—	1,136,752
Receivable for Fund shares sold	100,677	4,843,944	524,677
Tax reclaim receivable	374,686	5,353,377	98,183
Prepaid expenses	36,072	141,959	31,330
Total Assets	743,195,079	4,136,260,063	90,154,778
LIABILITIES:
Payable to Investment Adviser	(511,471)	(2,474,309)	(95,111)
Payable for investments purchased	(1,545,937)	—	(197,562)
Payable for Fund shares redeemed	(94,299)	(9,455,399)	(115,136)
Payable for distribution fees	—	(304,138)	(11,769)
Other liabilities	(157,085)	(862,588)	(67,044)
Total Liabilities	(2,308,792)	(13,096,434)	(486,622)
Net Assets	$740,886,287	$4,123,163,629	$89,668,156
ANALYSIS OF NET ASSETS:
Paid in capital	$581,431,375	$3,336,104,750	$69,173,339
Accumulated undistributed net investment income	1,430,424	16,210,935	37,620
Accumulated net realized gain (loss) from investment transactions	5,333,628	(36,603,664)	317,500
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies	152,690,860	807,451,608	20,139,697
Net Assets	$740,886,287	$4,123,163,629	$89,668,156
Net Assets:
Institutional Class	$663,064,133	$3,692,285,853	$30,563,673
Investor Class	—	430,877,776	59,104,483
Advisor Class	77,822,154	—	—
Total Shares Outstanding:
Institutional Class (400,000,000, 400,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	21,407,103	203,773,857	2,100,209
Investor Class ( — , 400,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	—	23,835,103	4,069,947
Advisor Class (400,000,000, — and — , respectively, $.001 par value shares authorized)	2,514,490	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$30.97	$18.12	$14.55
Investor Class	—	18.08	14.52
Advisor Class	30.95	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2014 (unaudited)

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio
ASSETS:
Investments (cost $1,105,899,927, $1,673,269,284 and $353,695,763, respectively)	$1,272,714,771	$2,235,175,809	$421,523,841
Dividends and interest receivable	4,168,334	7,347,179	2,277,308
Foreign currency (cost $42,504, $121,244 and $1,881,206, respectively)	42,905	122,016	1,882,507
Receivable for investments sold	—	—	2,710,252
Receivable for Fund shares sold	3,453,064	8,944,938	2,441,610
Tax reclaim receivable	122,365	271,384	13,004
Prepaid expenses	77,919	52,211	38,978
Total Assets	1,280,579,358	2,251,913,537	430,887,500
LIABILITIES:
Payable to Investment Adviser	(1,189,239)	(2,091,033)	(508,377)
Payable for investments purchased	(974,545)	(1,211,045)	(1,310,638)
Payable for Fund shares redeemed	(702,629)	(1,124,508)	(2,399,128)
Payable for distribution fees	—	—	(14,336)
Payable for capital gains tax	(962,205)	(437,818)	(706,917)
Other liabilities	(271,499)	(1,110,183)	(78,795)
Total Liabilities	(4,100,117)	(5,974,587)	(5,018,191)
Net Assets	$1,276,479,241	$2,245,938,950	$425,869,309
ANALYSIS OF NET ASSETS:
Paid in capital	$1,162,725,739	$1,649,409,494	$367,028,396
Accumulated undistributed net investment income	5,667,304	9,140,370	2,933,074
Accumulated net realized gain (loss) from investment transactions	(57,774,376)	25,908,762	(11,216,788)
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies	165,860,574	561,480,324	67,124,627
Net Assets	$1,276,479,241	$2,245,938,950	$425,869,309
Net Assets:
Institutional Class	$ —	$ —	$382,082,130
Class I	1,204,551,198	—	—
Class II	71,928,043	—	—
Investor Class	—	—	43,787,179
Advisor Class	—	2,245,938,950	—
Total Shares Outstanding:
Institutional Class ( — , — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	39,982,462
Class I (500,000,000, — and — respectively, $.001 par value shares authorized)	66,529,224	—	—
Class II (400,000,000, — and — respectively, $.001 par value shares authorized)	6,913,184	—	—
Investor Class ( — , — and 400,000,000 , respectively, $.001 par value shares authorized)	—	—	4,617,331
Advisor Class ( — , 500,000,000 and — , respectively, $.001 par value shares authorized)	—	45,403,760	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$—	$—	$9.56
Class I	18.11	—	—
Class II	10.40	—	—
Investor Class	—	—	9.48
Advisor Class	—	49.47	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

Six Months Ended April 30, 2014 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio
INVESTMENT INCOME
Interest	$ —	$34	$ —
Dividends (net of foreign withholding taxes of $300,757, $4,282,440 and $64,737, respectively)	4,776,440	33,659,865	653,599
Total investment income	4,776,440	33,659,899	653,599

EXPENSES
Investment advisory fees (Note 3)	2,897,044	14,307,239	526,547
Administration fees (Note 3)	115,423	496,787	16,850
Distribution fees, Investor Class	—	511,774	68,377
Custody and accounting fees (Note 3)	72,571	399,071	21,031
Directors’ fees and expenses (Note 3)	17,746	107,279	2,268
Transfer agent fees and expenses (Note 3)	25,107	356,743	22,584
Printing and postage fees	17,207	148,865	5,292
State registration filing fees	39,900	128,473	21,422
Professional fees	28,710	96,408	16,379
Shareholder servicing fees (Note 3)	125,046	748,792	36,947
Compliance officers’ fees and expenses (Note 3)	8,650	33,621	4,346
Other fees and expenses	13,971	71,603	4,226
Total Expenses	3,361,375	17,406,655	746,269
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(15,379)	—	(130,283)
Net expenses	3,345,996	17,406,655	615,986
Net investment income	1,430,444	16,253,244	37,613
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	8,370,222	(4,141,065)	1,051,985
Foreign currency transactions	(9,633)	(1,820)	(25,594)
Net realized gain (loss)	8,360,589	(4,142,885)	1,026,391
Change in unrealized appreciation (depreciation)
Investments	22,270,668	55,729,681	4,994,175
Translation of assets and liabilities denominated in foreign currencies	1,874	78,020	2,085
Net change in unrealized appreciation	22,272,542	55,807,701	4,996,260
Net realized and unrealized gain	30,633,131	51,664,816	6,022,651

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,063,575	$67,918,060	$6,060,264

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

Six Months Ended April 30, 2014 (unaudited)

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio
INVESTMENT INCOME
Interest	$103	$145	$ —
Dividends (net of foreign withholding taxes of $1,378,488, $2,488,295 and $529,357, respectively)	14,240,278	26,217,632	6,411,246
Total investment income	14,240,381	26,217,777	6,411,246

EXPENSES
Investment advisory fees (Note 3)	6,384,914	11,872,104	2,550,834
Administration fees (Note 3)	174,665	293,296	64,568
Distribution fees, Investor Class	—	—	36,691
Custody and accounting fees (Note 3)	250,720	447,022	224,541
Directors’ fees and expenses (Note 3)	29,825	57,875	8,735
Transfer agent fees and expenses (Note 3)	29,057	60,866	22,088
Printing and postage fees	38,971	135,313	7,510
State registration filing fees	64,237	47,109	35,206
Professional fees	44,740	68,233	22,273
Shareholder servicing fees (Note 3)	232,808	1,968,956	29,537
Compliance officers’ fees and expenses (Note 3)	12,025	19,892	6,152
Other fees and expenses	21,482	40,537	7,937
Total Expenses	7,283,444	15,011,203	3,016,072
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(61,064)	—	—
Net expenses	7,222,380	15,011,203	3,016,072
Net investment income	7,018,001	11,206,574	3,395,174
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(4,500,485)	36,092,643	3,241,980
Foreign currency transactions	(292,525)	(641,808)	(247,824)
Net realized gain (loss)	(4,793,010)	35,450,835	2,994,156
Change in unrealized appreciation (depreciation) Investments (net of increase in deferred foreign taxes of $612,503, $431,843 and $496,411, respectively)	15,716,745	(24,910,077)	39,776,748
Translation of assets and liabilities denominated in foreign currencies	(299)	3,700	(29,588)
Net change in unrealized appreciation (depreciation)	15,716,446	(24,906,377)	39,747,160
Net realized and unrealized gain	10,923,436	10,544,458	42,741,316

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,941,437	$21,751,032	$46,136,490

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2014 (unaudited) and the Fiscal Year Ended October 31, 2013

	Global Equity Portfolio		International Equity Portfolio
	April 30, 2014	October 31, 2013	April 30, 2014	October 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,430,444	$2,892,011	$16,253,244	$30,398,220
Net realized gain (loss) on investments and foreign currency transactions	8,360,589	2,553,207	(4,142,885)	(8,531,270)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	22,272,542	85,030,470	55,807,701	528,975,283
Net increase in net assets resulting from operations	32,063,575	90,475,688	67,918,060	550,842,233
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	(2,478,096)	(1,591,084)	(27,911,956)	(16,845,737)
Investor Class	—	—	(1,837,138)	(1,676,084)
Advisor Class	(210,054)	(131,246)	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	(2,347,678)	—	—	—
Advisor Class	(367,945)	—	—	—
Total distributions to shareholders	(5,403,773)	(1,722,330)	(29,749,094)	(18,521,821)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	135,644,562	316,739,231	537,995,872	1,562,569,374
Investor Class	—	—	59,907,773	179,403,001
Advisor Class	8,971,336	30,063,834	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	4,590,321	1,242,112	23,823,998	14,398,899
Investor Class	—	—	1,631,420	1,574,749
Advisor Class	565,236	127,851	—	—
Cost of shares redeemed
Institutional Class	(43,907,161)	(76,276,493)	(370,681,129)	(380,238,872)
Investor Class	—	—	(45,211,187)	(106,907,598)
Advisor Class	(21,813,115)	(25,712,784)	—	—
Net increase in net assets from portfolio share transactions	84,051,179	246,183,751	207,466,747	1,270,799,553
NET INCREASE IN NET ASSETS	110,710,981	334,937,109	245,635,713	1,803,119,965
NET ASSETS
At beginning of period	630,175,306	295,238,197	3,877,527,916	2,074,407,951
At end of period	$740,886,287	$630,175,306	$4,123,163,629	$3,877,527,916
Accumulated Undistributed Net Investment Income Included in Net Assets	$1,430,424	$2,688,130	$16,210,935	$29,706,785

(1) CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS:
Shares sold	4,491,130	11,930,709	30,593,829	96,482,008
Shares issued upon reinvestment of dividends	151,246	47,536	1,349,802	900,485
Shares redeemed	(1,441,037)	(2,813,589)	(21,153,062)	(23,141,347)
Net increase	3,201,339	9,164,656	10,790,569	74,241,146
INVESTOR CLASS:
Shares sold	—	—	3,422,465	11,060,209
Shares issued upon reinvestment of dividends	—	—	92,536	98,609
Shares redeemed	—	—	(2,580,614)	(6,511,173)
Net increase	—	—	934,387	4,647,645
ADVISOR CLASS:
Shares sold	296,065	1,104,091	—	—
Shares issued upon reinvestment of dividends	18,618	4,889	—	—
Shares redeemed	(715,981)	(941,434)	—	—
Net increase (decrease)	(401,298)	167,546	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2014 (unaudited) and the Fiscal Year Ended October 31, 2013

	International Small Companies Portfolio		Institutional Emerging Markets Portfolio
	April 30, 2014	October 31, 2013	April 30, 2014	October 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$37,613	$391,145	$7,018,001	$7,839,258
Net realized gain (loss) on investments and foreign currency transactions	1,026,391	4,927,371	(4,793,010)	4,325,397
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,996,260	11,917,687	15,716,446	63,512,406
Net increase in net assets resulting from operations	6,060,264	17,236,203	17,941,437	75,677,061
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	(122,479)	(431,876)	—	—
Class I	—	—	(8,999,751)	(3,683,658)
Investor Class	(189,439)	(308,126)	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	(1,655,159)	—	—	—
Investor Class	(3,131,178)	—	—	—
Total distributions to shareholders	(5,098,255)	(740,002)	(8,999,751)	(3,683,658)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	8,305,868	19,148,813	—	—
Class I	—	—	273,642,558	592,090,064
Class II*	—	—	71,167,540	—
Investor Class	13,204,364	28,307,070	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	1,490,116	365,536	—	—
Class I	—	—	7,692,156	2,741,282
Investor Class	3,275,875	289,745	—	—
Cost of shares redeemed
Institutional Class	(5,901,710)	(33,508,188)	—	—
Class I	—	—	(128,006,022)	(87,574,548)
Investor Class	(10,733,655)	(16,798,202)	—	—
Net Increase (Decrease) in Net Assets from Portfolio Share Transactions	9,640,858	(2,195,226)	224,496,232	507,256,798
NET INCREASE IN NET ASSETS	10,602,867	14,300,975	233,437,918	579,250,201
NET ASSETS
At beginning of period	79,065,289	64,764,314	1,043,041,323	463,791,122
At end of period	$89,668,156	$79,065,289	$1,276,479,241	$1,043,041,323
Accumulated Undistributed Net Investment Income Included in Net Assets	$37,620	$311,925	$5,667,304	$7,649,054

CAPITAL SHARE TRANSACTIONS:
(1) INSTITUTIONAL CLASS:
Shares sold	588,299	1,481,881	—	—
Shares issued upon reinvestment of dividends	109,487	30,847	—	—
Shares redeemed	(410,184)	(2,627,617)	—	—
Net increase (decrease)	287,602	(1,114,889)	—	—
CLASS I:
Shares sold	—	—	15,640,862	34,724,731
Shares issued upon reinvestment of dividends	—	—	440,055	160,028
Shares redeemed	—	—	(7,274,871)	(5,164,882)
Net increase	—	—	8,806,046	29,719,877
CLASS II:*
Shares sold	—	—	6,913,184	—
Shares issued upon reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	—	—	6,913,184	—
INVESTOR CLASS:
Shares sold	935,156	2,186,667	—	—
Shares issued upon reinvestment of dividends	240,873	24,430	—	—
Shares redeemed	(762,726)	(1,288,802)	—	—
Net increase	413,303	922,295	—	—
*	For the period from March 5, 2014 (commencement of class operations) through April 30, 2014.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2014 (unaudited) and the Fiscal Year Ended October 31, 2013

	Emerging Markets Portfolio		Frontier Emerging Markets Portfolio
	April 30, 2014	October 31, 2013	April 30, 2014	October 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,206,574	$15,455,410	$3,395,174	$1,296,072
Net realized gain on investments and foreign currency transactions	35,450,835	53,925,044	2,994,156	485,757
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(24,906,377)	111,079,769	39,747,160	21,872,266
Net increase in net assets resulting from operations	21,751,032	180,460,223	46,136,490	23,654,095
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	—	—	(777,463)	(962,492)
Investor Class	—	—	(28,323)	(28,617)
Advisor Class	(16,977,080)	(12,078,855)	—	—
Net realized gain from investments and foreign-currency related transactions
Advisor Class	(54,210,866)	(106,392,227)	—	—
Total distributions to shareholders	(71,187,946)	(118,471,082)	(805,786)	(991,109)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	—	—	96,423,542	181,207,514
Investor Class	—	—	24,459,314	20,443,912
Advisor Class	395,284,904	725,399,472	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	—	—	442,478	764,097
Investor Class	—	—	27,635	27,866
Advisor Class	63,185,505	108,806,723	—	—
Cost of shares redeemed
Institutional Class	—	—	(27,769,364)	(13,347,232)
Investor Class	—	—	(6,536,673)	(2,838,124)
Advisor Class	(275,640,894)	(498,717,246)	—	—
Net increase in net assets from portfolio share transactions	182,829,515	335,488,949	87,046,932	186,258,033
NET INCREASE IN NET ASSETS	133,392,601	397,478,090	132,377,636	208,921,019
NET ASSETS
At beginning of period	2,112,546,349	1,715,068,259	293,491,673	84,570,654
At end of period	$2,245,938,950	$2,112,546,349	$425,869,309	$293,491,673
Accumulated Undistributed Net Investment Income Included in Net Assets	$9,140,370	$14,910,876	$2,933,074	$343,686

(1) CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS:
Shares sold	—	—	10,951,094	22,269,797
Shares issued upon reinvestment of dividends	—	—	52,426	104,958
Shares redeemed	—	—	(3,153,524)	(1,703,055)
Net increase	—	—	7,849,996	20,671,700
INVESTOR CLASS:
Shares sold	—	—	2,765,004	2,531,639
Shares issued upon reinvestment of dividends	—	—	3,294	3,843
Shares redeemed	—	—	(742,895)	(367,459)
Net increase	—	—	2,025,403	2,168,023
ADVISOR CLASS:
Shares sold	8,216,948	15,073,331	—	—
Shares issued upon reinvestment of dividends	1,324,366	2,261,619	—	—
Shares redeemed	(5,759,504)	(10,335,755)	—	—
Net increase	3,781,810	6,999,195	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Six Months Ended April 30, 2014 (unaudited) or the Fiscal Year or Period Ended October 31

Global Equity Portfolio — Institutional Class
Per Share Data	April 30, 2014		2013	2012	2011	2010(1)
Net asset value, beginning of period	$29.84		$25.05	$23.38	$23.52	$20.43
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	0.07	(2)	0.17 (2)	0.18 (2)	0.12 (2)	0.10
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.32		4.74	1.81	(0.04)	3.04
Net increase from investment operations	1.39		4.91	1.99	0.08	3.14
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.13)		(0.12)	(0.10)	(0.06)	(0.05)
Net realized gain from investments	(0.13)		—	(0.22)	(0.16)	—
Total distributions	(0.26)		(0.12)	(0.32)	(0.22)	(0.05)
Net asset value, end of period	30.97		$29.84	$25.05	$23.38	$23.52
Total Return	4.68	%(A)	19.66%	8.73%	0.27%	15.39	%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$663,064		$543,293	$226,489	$147,108	$104,276
Expenses to average net assets	0.96	%(B)	0.99%	1.12%	1.16%	1.27	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	0.95	%(B)	0.95%	0.95%	1.00%	1.00	%(B)
Net investment income to average net assets	0.46	%(B)	0.62%	0.72%	0.48%	0.43	%(B)
Portfolio turnover rate	14	%(A)	13%	32%	40%	35	%(A)
(1)	For the period from November 3, 2009 (commencement of class operations) through October 31, 2010.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

Global Equity Portfolio — Advisor Class
Per Share Data	April 30, 2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$29.80		$25.02	$23.36	$23.48	$20.27	$15.92
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	0.02	(1)	0.09 (1)	0.11 (1)	0.07 (1)	0.10	0.06
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.33		4.74	1.82	(0.02)	3.15	4.38
Net increase from investment operations	1.35		4.83	1.93	0.05	3.25	4.44
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.07)		(0.05)	(0.05)	(0.01)	(0.04)	(0.09)
Net realized gain from investments	(0.13)		—	(0.22)	(0.16)	—	—
Total distributions	(0.20)		(0.05)	(0.27)	(0.17)	(0.04)	(0.09)
Net asset value, end of period	$30.95		$29.80	$25.02	$23.36	$23.48	$20.27
Total Return	4.54	%(A)	19.33%	8.43%	0.18%	16.07%	28.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$77,822		$86,882	$68,749	$58,320	$46,450	$66,810
Expenses to average net assets	1.22	%(B)	1.25%	1.35%	1.30%	1.41%	1.63%
Expenses to average net assets (net of fees waived/reimbursed)	1.22	%(B)	1.24%	1.23%	1.18%	1.17%	1.25%
Net investment income to average net assets	0.13	%(B)	0.32%	0.45%	0.31%	0.31%	0.43%
Portfolio turnover rate	14	%(A)	13%	32%	40%	35%	31%
(1)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2014 (unaudited) or the Fiscal Year Ended October 31

International Equity Portfolio — Institutional Class
Per Share Data	April 30, 2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.97		$15.15	$14.06	$14.51	$12.04	$11.44
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.08	(1)	0.17 (1)	0.18 (1)	0.17 (1)	0.08	0.13
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.21		2.78	1.06	(0.56)	2.49	2.86
Net increase (decrease) from investment operations	0.29		2.95	1.24	(0.39)	2.57	2.99
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.14)		(0.13)	(0.11)	(0.06)	(0.10)	(0.19)
Net realized gain from investments	—		—	(0.04)	—	—	(2.20)
Total distributions	(0.14)		(0.13)	(0.15)	(0.06)	(0.10)	(2.39)
Net asset value, end of period	$18.12		$17.97	$15.15	$14.06	$14.51	$12.04
Total Return	1.64	%(A)	19.58%	9.00%	(2.72)%	21.50%	32.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$3,692,286		$3,467,793	$1,798,940	$969,139	$493,350	$259,450
Expenses to average net assets	0.86	%(B)	0.87%	0.87%	0.86%	0.93%	1.04%
Expenses to average net assets (net of fees waived/reimbursed)	0.86	%(B)	0.87%	0.87%	0.86%	0.93%	1.00%
Net investment income to average net assets	0.87	%(B)	1.06%	1.26%	1.13%	0.91%	1.31%
Portfolio turnover rate	4	%(A)	20%	14%	15%	33%	22%
(1)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

International Equity Portfolio — Investor Class
Per Share Data	April 30, 2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.89		$15.09	$14.01	$14.47	$12.02	$11.41
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.05	(1)	0.12 (1)	0.12 (1)	0.12 (1)	0.09	0.13
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.22		2.77	1.06	(0.56)	2.44	2.83
Net increase (decrease) from investment operations	0.27		2.89	1.18	(0.44)	2.53	2.96
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.08)		(0.09)	(0.06)	(0.02)	(0.08)	(0.15)
Net realized gain from investments	—		—	(0.04)	—	—	(2.20)
Total distributions	(0.08)		(0.09)	(0.10)	(0.02)	(0.08)	(2.35)
Net asset value, end of period	$18.08		$17.89	$15.09	$14.01	$14.47	$12.02
Total Return	1.52	%(A)	19.19%	8.51%	(3.02)%	21.18%	32.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$430,878		$409,735	$275,468	$237,494	$116,465	$38,134
Expenses to average net assets	1.18	%(B)	1.20%	1.24%	1.26%	1.32%	1.39%
Expenses to average net assets (net of fees waived/reimbursed)	1.18	%(B)	1.20%	1.24%	1.25%	1.25%	1.25%
Net investment income to average net assets	0.55	%(B)	0.76%	0.87%	0.79%	0.69%	1.03%
Portfolio turnover rate	4	%(A)	20%	14%	15%	33%	22%
(1)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2014 (unaudited) or the Fiscal Year or Period Ended October 31

International Small Companies Portfolio — Institutional Class
Per Share Data	April 30, 2014		2013	2012	2011(1)
Net asset value, beginning of period	$14.47		$11.45	$10.53	$12.28
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.02	(2)	0.07 (2)	0.16 (2)	0.03	(2)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.99		3.09	0.85	(1.78)
Net increase (decrease) from investment operations	1.01		3.16	1.01	(1.75)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.06)		(0.14)	(0.09)	—
Net realized gain from investments and foreign currency-related transactions	(0.87)		—	—	—
Total distributions	(0.93)		(0.14)	(0.09)	—
Net asset value, end of period	$14.55		$14.47	$11.45	$10.53
Total Return	7.45	%(A)	27.88%	9.74%	(14.25	)%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$30,564		$26,236	$33,515	$14,000
Expenses to average net assets	1.57	%(B)	1.68%	1.64%	2.70	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	1.30	%(B)	1.39%	1.50%	1.50	%(B)
Net investment income to average net assets	0.27	%(B)	0.57%	1.49%	0.89	%(B)
Portfolio turnover rate	14	%(A)	97%	10%	12	%(A)
(1)	For the period from June 30, 2011 (commencement of class operations) through October 31, 2011.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

International Small Companies Portfolio — Investor Class
Per Share Data	April 30, 2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.45		$11.43	$10.51	$10.82	$8.92	$5.53
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	—	(1)(2)	0.08 (1)	0.11 (1)	0.15 (1)	0.05	0.06
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.99		3.05	0.88	(0.43)	1.90	3.40
Net increase (decrease) from investment operations	0.99		3.13	0.99	(0.28)	1.95	3.46
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.05)		(0.11)	(0.07)	(0.03)	(0.05)	(0.07)
Net realized gain from investments	(0.87)		—	—	—	—	—
Total distributions	(0.92)		(0.11)	(0.07)	(0.03)	(0.05)	(0.07)
Net asset value, end of period	$14.52		$14.45	$11.43	$10.51	$10.82	$8.92
Total Return	7.29	%(A)	27.63%	9.51%	(2.67)%	21.93%	63.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$59,104		$52,830	$31,249	$30,142	$13,972	$6,215
Expenses to average net assets	1.88	%(B)	1.99%	2.02%	2.15%	3.14%	5.21%
Expenses to average net assets (net of fees waived/reimbursed)	1.55	%(B)	1.60%	1.75%	1.75%	1.75%	1.75%
Net investment income to average net assets	0.00	%(B)	0.60%	1.07%	1.29%	0.76%	1.04%
Portfolio turnover rate	14	%(A)	97%	10%	12%	11%	24%
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	Amount rounds to less than $0.01.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months or Period Ended April 30, 2014 (unaudited) or the Fiscal Year Ended October 31

Institutional Emerging Markets Portfolio — Class I
Per Share Data	April 30, 2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.07		$16.56	$15.07	$16.70	$13.29	$9.29
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.11	(1)	0.18 (1)	0.16 (1)	0.15 (1)	0.09	0.10
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.08		1.45	1.49	(1.74)	3.41	4.27
Net increase (decrease) from investment operations	0.19		1.63	1.65	(1.59)	3.50	4.37
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.15)		(0.12)	(0.16)	(0.04)	(0.09)	(0.37)
Total distributions	(0.15)		(0.12)	(0.16)	(0.04)	(0.09)	(0.37)
Net asset value, end of period	$18.11		$18.07	$16.56	$15.07	$16.70	$13.29
Total Return	1.06	%(A)	9.85%	11.17%	(9.58)%	26.50%	48.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$1,204,551		$1,043,041	$463,791	$328,713	$375,374	$203,548
Expenses to average net assets	1.31	%(B)	1.33%	1.36%	1.39%	1.48%	1.55%
Expenses to average net assets (net of fees waived/reimbursed)	1.30	%(B)	1.30%	1.30%	1.30%	1.30%	1.30%
Net investment income to average net assets	1.23	%(B)	1.06%	1.00%	0.93%	0.74%	0.93%
Portfolio turnover rate	14	%(A)	18%	42%	53%	34%	57%
(1)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

Institutional Emerging Markets Portfolio — Class II
Per Share Data	April 30, 2014(1)
Net asset value, beginning of period	$10.00
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.06	(2)
Net realized and unrealized gain on investments and foreign currency-related transactions	0.34
Net increase from investment operations	0.40
Net asset value, end of period	$10.40
Total Return	4.00	%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$71,928
Expenses to average net assets	1.46	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	1.15	%(B)
Net investment income to average net assets	3.97	%(B)
Portfolio turnover rate	14	%(A)
(1)	For the period from March 5, 2014 (commencement of class operations) through April 30, 2014.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2014 (unaudited) or the Fiscal Year Ended October 31

Emerging Markets Portfolio — Advisor Class
Per Share Data	April 30, 2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$50.76		$49.54	$45.18	$50.09	$39.64	$27.73
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.26	(1)	0.40 (1)	0.37 (1)	0.31 (1)	0.25	0.26
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.14		4.33	4.34	(5.02)	10.33	12.68
Net increase (decrease) from investment operations	0.40		4.73	4.71	(4.71)	10.58	12.94
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.40)		(0.36)	(0.35)	(0.20)	(0.13)	(1.03)
Net realized gain from investments	(1.29)		(3.15)	—	—	—	—
Total distributions	(1.69)		(3.51)	(0.35)	(0.20)	(0.13)	(1.03)
Net asset value, end of period	$49.47		$50.76	$49.54	$45.18	$50.09	$39.64
Total Return	0.91	%(A)	9.93%	10.60%	(9.48)%	26.77%	48.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$2,245,939		$2,112,546	$1,715,068	$1,693,650	$2,062,255	$1,540,822
Expenses to average net assets	1.44	%(B)	1.47%	1.49%	1.50%	1.58%	1.64%
Net investment income to average net assets	1.08	%(B)	0.83%	0.80%	0.63%	0.60%	0.56%
Portfolio turnover rate	15	%(A)	26%	36%	33%	25%	48%
(1)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2014 (unaudited) or the Fiscal Year or Period Ended October 31

Frontier Emerging Markets Portfolio — Institutional Class
Per Share Data	April 30, 2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.46		$7.12	$6.57	$7.88	$6.29	$4.98
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.09	(1)	0.07 (1)	0.07 (1)	0.07 (1)	0.03	0.07
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.03		1.35	0.51	(1.37)	1.65	1.26
Net increase (decrease) from investment operations	1.12		1.42	0.58	(1.30)	1.68	1.33
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.02)		(0.08)	(0.03)	(0.01)	(0.09)	(0.02)
Total distributions	(0.02)		(0.08)	(0.03)	(0.01)	(0.09)	(0.02)
Net asset value, end of period	$9.56		$8.46	$7.12	$6.57	$7.88	$6.29
Total Return	13.31	%(A)	20.20%	8.93%	(16.49)%	27.04%	26.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$382,082		$271,728	$81,568	$101,666	$70,645	$9,071
Expenses to average net assets	1.73	%(B)	1.80%	1.95%	1.87%	2.37%	4.08%
Expenses to average net assets (net of fees waived/reimbursed)	1.73	%(B)	1.80%	1.95%	1.87%	2.00%	2.00%
Net investment income (loss) to average net assets	2.02	%(B)	0.94%	1.03%	0.89%	(0.08%)	1.39%
Portfolio turnover rate	17	%(A)	24%	72%	23%	17%	55%
(1)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

Frontier Emerging Markets Portfolio — Investor Class
Per Share Data	April 30, 2014		2013	2012	2011(1)
Net asset value, beginning of period	$8.40		$7.08	$6.55	$7.84
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.08	(2)	0.05 (2)	0.10 (2)	0.04	(2)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.01		1.34	0.45	(1.33)
Net increase (decrease) from investment operations	1.09		1.39	0.55	(1.29)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.01)		(0.07)	(0.02)	—
Total Distributions	(0.01)		(0.07)	(0.02)	—
Net asset value, end of period	$9.48		$8.40	$7.08	$6.55
Total Return	12.99	%(A)	19.83%	8.49%	(16.45	)%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$43,787		$21,763	$3,003	$1,225
Expenses to average net assets	2.20	%(B)	2.64%	4.71%	9.06	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	2.20	%(B)	2.25%	2.25%	2.25	%(B)
Net investment income to average net assets	1.83	%(B)	0.66%	1.47%	0.75	%(B)
Portfolio turnover rate	17	%(A)	24%	72%	23	%(A)
(1)	For the period from December 31, 2010 (commencement of class operations) through October 31, 2011.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

April 30, 2014 (unaudited)

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Fund currently has six Portfolios, all of which were active as of April 30, 2014 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio** (“Institutional Emerging Markets”)	Class I: October 17, 2005 Class II: March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class: May 27, 2008 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets

* International Equity is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996 is historical information for the predecessor portfolio.

** Prior to the inception of Class II, shares of Institutional Emerging Markets Portfolio did not carry a specific class name. All shares of the Portfolio issued prior to March 5, 2014 have been re-designated as ‘Class I’ shares.

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. The following is a summary of the Fund’s significant accounting policies:

Indemnifications

Under the Fund’s organizational document, its officers and Board of Directors (“Board”) are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Valuation

The Board has adopted procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not readily available.

In determining a Portfolio’s net asset value (“NAV”), each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Participation notes are valued based upon the closing or last traded price of their underlying local shares. Such securities are typically categorized as “Level 2” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices.

To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. However, absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

Any securities for which market quotations are not readily available or for which available prices are deemed unreliable are priced by the Investment Adviser at “fair value as determined in good faith”, in accordance with the Procedures. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP includes a topic which establishes a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. This topic defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	unadjusted quoted prices in active markets for identical investments
Level 2	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

2. Summary of Significant Accounting Policies (continued)

The Portfolios disclose all transfers between levels based on valuations at the end of each reporting period. At April 30, 2014, there were no transfers between Level 1, Level 2, or Level 3 classifications based on levels assigned to the securities on October 31, 2013.

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolio’s investments classified by Level 1, Level 2 and Level 3 and security type as of April 30, 2014. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)			Other Significant Observable Inputs (Level 2)			Total
	Common Stocks	Preferred Stocks	Cash Equivalents	Common Stocks	Preferred Stocks	Participation Notes	Investment Securities
Global Equity	$484,453,724	$—	$21,712,909	$235,011,242	$—	$—	$741,177,875
International Equity	948,336,688	124,316,335	103,302,893	2,860,227,970	76,567,907	—	4,112,751,793
International Small Companies	380,406	—	2,037,899	85,394,719	337,761	—	88,150,785
Institutional Emerging Markets	249,532,452	27,119,674	26,549,773	832,340,681	61,990,927	75,181,264	1,272,714,771
Emerging Markets	440,793,102	45,182,474	41,136,666	1,466,632,132	109,506,791	131,924,644	2,235,175,809
Frontier Emerging Markets	83,828,684	—	1,914,555	285,875,089	—	49,905,513	421,523,841

As of April 30, 2014, there were no Level 3 investments held within the Portfolios.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date - plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, normally are distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the Net realized gain (loss) from investments and Change in unrealized appreciation (depreciation) from investments on the Statements of Operations.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Redemption Fees

Redemptions made within 90 days of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. For the period or year ended April 30, 2014 and October 31, 2013, the Portfolios received the following redemption fees related to transactions in shares of common stock. These amounts are included as a component of “Cost of shares redeemed” in the Portfolio’s Statements of Changes in Net Assets.

	Institutional Class		Class I		Class II
Portfolio	Period Ended April 30, 2014 (unaudited)	Year ended October 31, 2013	Period Ended April 30, 2014 (unaudited)	Year ended October 31, 2013	Period Ended April 30, 2014 (unaudited)
Global Equity	$270	$741	$—	$—	$—
International Equity	127,023	234,492	—	—	—
International Small Companies	805	67,590	—	—	—
Institutional Emerging Markets	—	—	26,127	46,807	—
Frontier Emerging Markets	31,910	19,043	—	—	—

	Investor Class		Advisor Class
Portfolio	Period Ended April 30, 2014 (unaudited)	Year ended October 31, 2013	Period Ended April 30, 2014 (unaudited)	Year ended October 31, 2013
Global Equity	$—	$—	$1,872	$13,746
International Equity	28,684	70,744	—	—
International Small Companies	12,604	6,416	—	—
Emerging Markets	—	—	129,842	231,312
Frontier Emerging Markets	5,461	5,786	—	—

3. Significant Agreements and Transactions with Affiliates

The Board has approved an investment advisory agreement (the “Agreement”) with the Investment Adviser. Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

3. Significant Agreements and Transactions with Affiliates (continued)

The following annualized advisory fees and contractual expense limits were in effect for the period ended April 30, 2014. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Portfolio	Advisory Fees on assets up to $1 billion	Advisory Fees on assets over $1 billion	Contractual Expense Limit*
Global Equity – Institutional Class	0.85%	0.83%	0.95%
Global Equity – Advisor Class	0.85%	0.83%	1.25%
International Equity – Institutional Class	0.75%	0.73%	1.00%
International Equity – Investor Class	0.75%	0.73%	1.25%
International Small Companies – Institutional Class	1.25%	1.23%	1.30%
International Small Companies – Investor Class	1.25%	1.23%	1.55%
Institutional Emerging Markets – Class I	1.15%	1.13%	1.30%
Institutional Emerging Markets – Class II	1.15%	1.13%	1.15%**
Emerging Markets – Advisor Class	1.15%	1.13%	1.75%
Frontier Emerging Markets – Institutional Class	1.50%	1.48%	2.00%
Frontier Emerging Markets – Investor Class	1.50%	1.48%	2.25%

* Effective through February 28, 2015.

** The Investment Adviser has contractually agreed to waive a portion of its management fee and/or reimburse the Class II of the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed the applicable contractual management fee, currently 1.15% for average daily net assets on the first $1 billion and 1.13% for average daily net assets over $1 billion, through February 28, 2015.

For the period ended April 30, 2014, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser
Global Equity – Institutional Class	$15,379
International Small Companies – Institutional Class	39,450
International Small Companies – Investor Class	90,833
Institutional Emerging Markets – Class I	43,775
Institutional Emerging Markets – Class II	17,289

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Foreside Compliance Services, LLC (“FCS”) provides individuals to serve as chief compliance and anti-money laundering officers of the Fund. Fees paid to FCS are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

3. Significant Agreements and Transactions with Affiliates (continued)

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain distribution, account maintenance, record keeping and transactional services. In recognition of the savings of expenses to the Fund arising from the intermediaries’ assumption of functions that the Fund would otherwise perform, such as providing sub-accounting and related shareholder services, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above). Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the period ended April 30, 2014.

4. Class Specific Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., Distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to printing and mailing shareholder reports to shareholders of a particular class). Class specific expenses for Portfolios with multiple active classes are shown in the table below.

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees
Global Equity – Institutional Class	$—	$28,630	$11,856	$11,975	$36,102
Global Equity – Advisor Class	—	11,270	5,350	13,132	88,944
International Equity – Institutional Class	—	107,970	108,992	297,456	603,579
International Equity – Investor Class	511,774	20,503	39,873	59,287	145,213
International Small Companies – Institutional Class	—	8,859	920	10,317	3,932
International Small Companies – Investor Class	68,377	12,563	4,372	12,267	33,015
Institutional Emerging Markets – Class I	—	60,722	34,285	25,542	232,808
Institutional Emerging Markets – Class II	—	3,515	4,686	3,515	—
Frontier Emerging Markets – Institutional Class	—	22,705	6,127	10,632	18,271
Frontier Emerging Markets – Investor Class	36,691	12,501	1,383	11,456	11,266

5. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the period ended April 30, 2014, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
Global Equity	$171,228,339	$96,038,388
International Equity	362,131,562	149,234,495
International Small Companies	13,206,387	11,202,736
Institutional Emerging Markets	362,123,059	153,709,496
Emerging Markets	422,644,872	321,039,222
Frontier Emerging Markets	149,570,462	55,687,634

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

6. Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at April 30, 2014, for each of the Portfolios were as follows:

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost
Global Equity	$157,113,261	$(8,400,254)	$148,713,007	$592,464,868
International Equity	846,961,873	(44,235,228)	802,726,645	3,310,025,148
International Small Companies	21,263,261	(2,107,118)	19,156,143	68,994,642
Institutional Emerging Markets	197,621,072	(40,033,592)	157,587,480	1,115,127,291
Emerging Markets	604,614,630	(49,118,350)	555,496,280	1,679,679,529
Frontier Emerging Markets	75,410,850	(9,203,984)	66,206,866	355,316,975

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of October 31, 2013 and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2011; October 31, 2012; October 31, 2013) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2013 and 2012 were as follows:

	Distributions From
Portfolio	Ordinary Income 2013	Long-Term Capital Gains 2013	Ordinary Income 2012	Long-Term Capital Gains 2012
Global Equity	$1,722,330	$—	$797,569	$2,083,272
International Equity	18,521,821	—	9,328,089	3,133,641
International Small Companies	740,002	—	334,833	—
Institutional Emerging Markets	3,683,658	—	3,430,979	—
Emerging Markets	12,078,855	106,392,227	12,198,687	—
Frontier Emerging Markets	991,109	—	489,954	—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after its enactment on December 22, 2010 and became effective for the Portfolios for the fiscal year ended October 31, 2012. Under the Act, each Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Capital losses incurred that will be carried forward indefinitely under provisions of the Act are as follows:

Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
International Equity	$26,491,344	$697,531
Institutional Emerging Markets	677,774	—
Frontier Emerging Markets	4,639,023	3,001,217

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

6. Income Tax (continued)

At October 31, 2013, the pre-enactment capital loss carryforwards and their respective years of expiration were as follows:

Portfolio	October 31, 2016	October 31, 2017	October 31, 2019
Institutional Emerging Markets	$8,577,340	$29,793,794	$3,834,973
Frontier Emerging Markets	—	1,252,470	4,237,229

7. Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, except on rare occasions when Harding Loevner has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. However, on a semiannual basis, realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “net realized gain (loss) on foreign currency transactions” and “change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts on April 30, 2014.

8. Participation Notes

Each Portfolio may invest in participation notes. Participation notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. Participation notes are issued by banks or broker-dealers and allow a Portfolio to gain exposure to common stocks in markets where direct investment may not be allowed. Participation notes are generally traded over-the-counter and are subject to the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio investing in participation notes would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. Participation notes may be more volatile and less liquid than other investments held by the Portfolios.

9. Concentration of Ownership

At April 30, 2014, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of Shareholders	% Ownership
Global Equity	3	49.16	%*
International Equity	2	38.50	%*
International Small Companies	3	68.69	%*
Institutional Emerging Markets	2	62.32	%*
Emerging Markets	3	75.54	%*
Frontier Emerging Markets	3	53.34	%*

* Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

10. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

Frontier Emerging Markets is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index. During periods when the Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. At April 30, 2014, the Portfolio’s investment in the Banking industry amounted to 28.2% of its total assets.

11. Line of Credit

The Fund has a $100 million line of credit agreement with Northern Trust. Borrowings would be made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate, and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $100 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.10% on the line of credit and is allocated among the Portfolios. For the period ended April 30, 2014, none of the portfolios had an outstanding balance.

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Harding, Loevner Funds, Inc.

Privacy Notice

(unaudited)

HARDING, LOEVNER FUNDS, INC.

PRIVACY NOTICE

The Fund collects nonpublic personal information about you from the following sources:

•	Information, such as your name, address, social security number, assets and income, submitted by you on applications, forms, or in other written or verbal customer communications. This information may also be provided by a consultant or intermediary acting on your behalf.
•	Information that results from any transaction performed by us for you.

The Fund will not disclose any nonpublic personal information about you or its former customers to anyone except as permitted or required by law.

If you decide to close your account(s) or become an inactive customer, the Fund will adhere to the privacy policies and practices as described in this notice.

The Fund restricts access to your personal and account information to only those employees who need to know that information to provide products or services to you. The Fund maintains physical, administrative and technical safeguards to protect your nonpublic personal information.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio of investments with the SEC on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Q will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room whose telephone number is (800) SEC-0330. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

A description of the Fund proxy voting policies and procedures are located in the Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter, which are posted to the Fund’s website – www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Officers

(unaudited)

DIRECTORS AND OFFICERS OF THE FUNDS

David R. Loevner

Director and Chairman of the Board of Directors

Jane A. Freeman

Director

Jennifer M. Borggaard

Director

William E. Chapman II

Director

R. Kelly Doherty

Director

Charles Freeman

Director

Samuel R. Karetsky

Director

Eric Rakowski

Director

Richard Reiter

President

Charles S. Todd

Chief Financial Officer and Treasurer

Susan Mosher

Chief Compliance Officer

Owen T. Meacham

Secretary

Patrick Keniston

Anti-Money Laundering Compliance Officer

Aaron Bellish

Assistant Treasurer

Thomas A. Dula

Assistant Treasurer

Lori M. Renzulli

Assistant Secretary

Marcia Y. Lucas

Assistant Secretary

Harding, Loevner Funds, Inc.

Investment Adviser

Harding Loevner LP
400 Crossing Blvd, Fourth Floor
Bridgewater, NJ 08807

Administrator, Custodian, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5210

Independent Registered Accounting Firm

KPMG LLP
200 East Randolph Street, Suite 5500
Chicago, IL 60601

This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Fundamental. Thinking. Worldwide.

(877) 435-8105
www.hardingloevnerfunds.com

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of Regulation S-X [17 CFR 210.12-12], are included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d – 15(b) under the Securities and Exchange Act of 1934 as of the date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to this filing.

(a)(2) Exhibit 99.CERT: Section 302 Certifications.

(b) Exhibit 99.906 CERT: Section 906 Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: July 3, 2014

By	/s/ Charles S. Todd
Charles S. Todd
(Principal Financial Officer)

Date: July 3, 2014